PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT, dated as of the 12th day of July, 2013 (this “Agreement”), is made by KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the “Parent”), KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), and by each of the undersigned Subsidiaries of the Borrower and each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit C (a “Pledgor Accession”; the undersigned and such other Subsidiaries, collectively, together with the Parent and the Borrower, the “Pledgors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties (as hereinafter defined). Except as otherwise provided herein, capitalized terms used herein without definition have the meanings given to them in the Credit Agreement referred to below.

RECITALS

     A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 12, 2013 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

     B. As a condition to the extension of credit to the Borrower under the Credit Agreement, each of the Parent and each Subsidiary that is a party to this Agreement as of the date hereof has entered into a Guaranty Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Guaranty”), pursuant to which the Parent and each such Subsidiary has guaranteed to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents. Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the Guaranty, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.

     C. It is a further condition to the extension of credit to the Borrower under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Credit Agreement, the Guaranty and the other Credit Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.

     D. The Pledgors will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Pledgor hereby agrees as follows:

ARTICLE I

DEFINITIONS

     1.1 Defined Terms. The following terms that are defined in the Uniform Commercial Code (as hereinafter defined) are used in this Agreement as so defined (and, in the event any such term is defined differently for purposes of Article 9 of the Uniform Commercial Code than for any other purpose or purposes of the Uniform Commercial Code, the Article 9 definition shall govern): Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Record, Securities Account, Securities Intermediary, Software, Supporting Obligations and Tangible Chattel Paper. In addition, the following terms have the meanings set forth below:

     “Collateral” has the meaning given to such term in Section 2.1.

     “Collateral Accounts” has the meaning given to such term in Section 6.3.

     “Contracts” means, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Ownership Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements.

     “Copyright Collateral” means, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.

     “Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     “Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

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     “Existing Joint Venture” means, collectively, the Joint Ventures of the Parent and its Subsidiaries set forth on Schedule 5.7 to the Credit Agreement.

     “License” means any Copyright License, Patent License or Trademark License.

     “Mobile Goods” means, collectively, all of each Pledgor’s motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.

     “Ownership Agreement” means any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any such capital stock or equity interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

     “Patent Collateral” means, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

     “Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.

     “Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

     “Permitted Hedge Agreement” means any Hedge Agreement that is required or permitted by the Credit Agreement to be entered into by the Borrower.

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     “Pledged Interests” means, collectively, (i) all of the issued and outstanding shares, interests or other equivalents of capital stock of each Person that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor, whether voting or non-voting and whether common or preferred; (ii) all partnership, joint venture, limited liability company or other equity interests in each Person not a corporation that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter owned by any Pledgor; (iii) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; (iv) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Ownership Agreement or upon the termination thereof; (v) all rights of access to the books and records of any such Person; and (vi) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Person’s right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement, in each case together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing.

     “Proceeds” has the meaning given to such term in Section 2.1.

     “Secured Parties” means, collectively, the Lenders (including the Issuing Lender and the Swingline Lender in their capacities as such), the Hedge Parties and the Administrative Agent.

     “Trademark Collateral” means, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

     “Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

     “Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

     “Uniform Commercial Code” means the Uniform Commercial Code as the same may be in effect from time to time in the State of New York; provided that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in another jurisdiction, then as to the validity or perfection, as the case may be, of such security interest, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction.

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     1.2 Other Terms; Construction. All terms in this Agreement that are not capitalized shall, unless the context otherwise requires, have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

ARTICLE II

CREATION OF SECURITY INTEREST

     2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the following property and assets of such Pledgor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

     (i) all Accounts;

     (ii) all As-Extracted Collateral;

     (iii) all Chattel Paper;

     (iv) the Commercial Tort Claims (if any) set forth on Annex I hereto;

     (v) all Contracts;

     (vi) all Copyright Collateral;

     (vii) all Deposit Accounts;

     (viii) all Documents;

     (ix) all Equipment;

     (x) all Fixtures;

     (xi) all General Intangibles;

     (xii) all Goods;

     (xiii) all Instruments;

     (xiv) all Inventory;

     (xv) all Investment Property;

     (xvi) all Letter-of-Credit Rights;

     (xvii) all Patent Collateral;

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     (xviii) all Pledged Interests; provided, however, that at no time shall the Pledged Interests of any Pledgor that is a Foreign Subsidiary exceed 65% of all such shares, interests, rights and other property of the type described in this clause (xviii) of such Foreign Subsidiary that is entitled to vote;

     (xix) all Software;

     (xx) all Supporting Obligations;

     (xxi) all Trademark Collateral;

     (xxii) all cash, cash equivalents and money of such Pledgor, wherever held;

     (xxiii) to the extent not covered or not specifically excluded by clauses (i) through (xxii) above, all of such Pledgor’s other personal property;

     (xxiv) all Records evidencing or relating to any of the foregoing or that are otherwise necessary or useful in the collection thereof;

     (xxv) all accessions, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for any of the foregoing; and

     (xxvi) any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Administrative Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”). For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

Notwithstanding the foregoing: (A) the Administrative Agent may, in its sole discretion, reject or refuse to accept for credit toward payment of the Secured Obligations any Collateral that is an Account, Instrument, Chattel Paper, lease or other obligation or property of any kind due or owing from or belonging to a Sanctioned Person; (B) the terms “Collateral”, “Pledged Interests” and “General Intangibles” shall expressly exclude any Capital Stock (as defined in the Credit Agreement) or any other right or interest in the Existing Joint Ventures; (C) in no event shall the security interest granted under this Agreement attach to (1) any lease, license, contract, property rights or agreement to which such Pledgor is a party (or to any of its right or interests thereunder) if the grant of such security interest therein would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of such Pledgor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction), (2) any assets owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Permitted Lien securing Indebtedness permitted to be incurred pursuant to the Credit Agreement if the contract or other agreement in which such Permitted Lien is granted (or the documentation providing for such Indebtedness) validly prohibits the creation of any other Lien on such assets or (3) any Fixtures located on premises leased to any Pledgor to the extent the pledge thereof or grant of a security interest therein (x) is prohibited by a lease governing such premises or (y) would result in the forfeiture of any Pledgor’s right, title or interest therein under applicable law; and (D) the security interest created hereby in Pledged Interests constituting voting stock of any Foreign Subsidiary shall be limited to that portion of such voting stock that does not exceed 65% of the aggregate issued and outstanding voting stock of such Foreign Subsidiary.

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     2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of (a) in the case of the Borrower, all Obligations of the Borrower under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all Reimbursement Obligations, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any Debtor Relief Law and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to any Hedge Party under any Permitted Hedge Agreement, and (b) in the case of each other Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Guaranty) in respect of the Obligations (other than Excluded Swap Obligations); and in each case under (a) and (b) above, (i) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (ii) all fees, costs and expenses payable by the Pledgors under Section 8.1, in each case under (a) and (b) above whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the “Secured Obligations”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

     Each Pledgor represents and warrants as follows:

     3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Administrative Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Administrative Agent as secured party, (iii) filings with respect to which termination statements and other necessary releases have been delivered to the Administrative Agent for filing, and (iv) as may be otherwise permitted by the Credit Agreement.

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     3.2 Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Administrative Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex A hereto, (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of uncertificated Pledged Interests consisting of capital stock, registration of transfer thereof to the Administrative Agent on the issuer’s books or the execution by the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code, and (iv) the delivery to the Administrative Agent of all stock certificates and Instruments included in the Collateral (and assuming continued possession thereof by the Administrative Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-109, 9-309 or 9-310 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.

     3.3 Locations. Annex B lists, as to each Pledgor on the Closing Date, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and (iv) the address of each location of all original invoices, ledgers, Chattel Paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Annex B are owned by the applicable Pledgor. No Pledgor (x) presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B, (y) has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex B, or (z) has filed any tax return under any name other than its exact legal name, except as indicated beneath its name on Annex B.

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     3.4 Authorization; Consent. No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Administrative Agent provided for herein, or the exercise by the Administrative Agent of its rights and remedies hereunder, except for (i) the filings described in Section 3.2, (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Administrative Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, and (iii) in the case of Pledged Interests, such filings and approvals as may be required in connection with a disposition of any such Pledged Interests by laws affecting the offering and sale of securities generally.

     3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor’s ability to grant to the Administrative Agent a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Administrative Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor’s ability so to grant such Lien and security interest.

     3.6 Accounts. Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, each Account is, or at the time it arises will be, (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of Goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Administrative Agent, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any Tangible Chattel Paper or other Instrument; or if so, such Tangible Chattel Paper or other Instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.

     3.7 Pledged Interests. As of the date hereof, the Pledged Interests required to be pledged hereunder by each Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other equity interests (in the case of issuers other than corporations) as described beneath such Pledgor’s name in Annex C. All of the Pledged Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer. As to each issuer thereof, the Pledged Interests pledged hereunder constitute 100% of the outstanding capital stock of or other equity interests in such issuer, except as set forth in Annex C (or, in the case of any issuer that is a Foreign Subsidiary, such lower percentage, not less than 65% (with respect to voting capital stock or other equity interests only) in any event, as may be permitted by the terms of this Agreement and the Credit Agreement).

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     3.8 Intellectual Property. Annexes D, E and F correctly set forth all material registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof (and as amended concurrently with the delivery of the financial statements described in Section 6.1(b) of the Credit Agreement pursuant to Section 4.8) and used or proposed to be used in its business. Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks; (b) all registrations therefor have been validly issued under applicable law and are in full force and effect; (c) no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of the Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and (d) to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of the Copyrights, Patents or Trademarks.

     3.9 Deposit Accounts. Annex G lists, as of the date hereof (and as amended from time to time pursuant to Section 4.10), all Deposit Accounts maintained by any Pledgor, and lists in each case the name in which the account is held, the name of the depository institution, the account number and a description of the type or purpose of the account. As of the Closing Date, no Deposit Account (other than Deposit Accounts maintained at Wells Fargo) contains more than $500,000 in cash or other assets.

     3.10 Securities and Commodity Accounts. Annex H lists, as of the date hereof (and as amended from time to time pursuant to Section 4.11), all Securities Accounts and Commodity Accounts maintained by any Pledgor with any Securities Intermediary or Commodity Intermediary, and lists in each case the name in which the account is held, the name of the Securities Intermediary or Commodity Intermediary, the account number, and a description of the type or purpose of the account. As of the Closing Date, no Securities Account or Commodity Account contains cash, securities or other assets having a value in excess of $500,000.

     3.11 Documents of Title. No bill of lading, warehouse receipt or other Document or Instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Annex B or to a customer of a Pledgor.

     3.12 Commercial Tort Claims. Annex I lists, as of the date hereof and to the knowledge of each Pledgor, all Commercial Tort Claims existing in favor of any Pledgor.

ARTICLE IV

COVENANTS

     4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Administrative Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Administrative Agent).

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     4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex B, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex B (whether by merger or otherwise), (iv) file any document with the Internal Revenue Service using any name other than its exact legal name listed on Annex B, or (v) remove any books, records or other information relating to Collateral, from the applicable location thereof listed on Annex B, unless in each case such Pledgor has (1) given twenty (20) days’ prior written notice to the Administrative Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Administrative Agent may reasonably request, and (2) delivered to the Administrative Agent ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Administrative Agent (including, at the request of the Administrative Agent, delivery of opinions of counsel reasonably satisfactory to the Administrative Agent to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.

     4.3 Records; Inspection.

     (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete, in all material respects, records of the Accounts and all other Collateral, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Administrative Agent from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Administrative Agent may reasonably request.

     (b) Each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, (i) make available to the Administrative Agent for inspection and review at such Pledgor’s offices copies of all invoices and other documents and information relating to the Collateral (including, without limitation, itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Administrative Agent shall reasonably request), and (ii) permit the Administrative Agent or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral. At the request of the Administrative Agent, each Pledgor will legend, in form and manner satisfactory to the Administrative Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Administrative Agent and that the Administrative Agent has a security interest therein. The Administrative Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable assistance and information as the Administrative Agent may require in connection therewith.

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     4.4 Accounts. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in accordance with sound business practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, take such action as the Administrative Agent may deem necessary or advisable (within applicable laws) to enforce such collection. Each Pledgor shall promptly notify the Administrative Agent in writing of any Accounts that constitute a claim against a federal governmental agency or authority, and, upon request of the Administrative Agent, such Pledgor shall take such steps as may be necessary or desirable to comply with the federal Assignment of Claims Act of 1940, as amended.

     4.5 Delivery of Certain Collateral; Further Actions. All certificates or Instruments representing or evidencing any Accounts, Investment Property or other Collateral with an individual value equal to or greater than $500,000 shall be delivered promptly to the Administrative Agent pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Administrative Agent, and in each case together with such other instruments or documents as the Administrative Agent may reasonably request. Each Pledgor will, at its own cost and expense, cooperate with the Administrative Agent in obtaining a control agreement, in form and substance reasonably satisfactory to the Administrative Agent, and in taking such other actions as may be requested by the Administrative Agent from time to time with respect to any Investment Property or other Collateral in which a security interest may be perfected by (or can be perfected only by) control under the Uniform Commercial Code.

     4.6 Equipment. Each Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete, worn out or no longer useful Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Pledgor shall knowingly permit any Equipment to become a Fixture to any real property (other than real property the fee interest in which is subject to a Mortgage in favor of the Administrative Agent).

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     4.7 Inventory. Each Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, process, use and, in the ordinary course of business but not otherwise, sell or otherwise dispose of its Inventory.

     4.8 Intellectual Property.

     (a) Each applicable Pledgor will, at its own expense, execute and deliver to the Administrative Agent on the Closing Date fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, described in Annex D, E or F hereto. In the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent or Trademark, or effect any registration of any Copyright, Patent or Trademark or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall, concurrently with the delivery of the financial statements described in Section 6.1(b) of the Credit Agreement, (i) furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annexes D, E and F hereto or to add additional exhibits hereto to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and (ii) at its own expense, execute and deliver to the Administrative Agent, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.

     (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each material Trademark used in the conduct of its business, use its best efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

     (c) Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of such Pledgor’s business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a material Patent with the relevant patent number as required by applicable patent laws.

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     (d) Each Pledgor (either itself or through its licensees or sublicensees) will, for each material work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

     (e) Each Pledgor shall notify the Administrative Agent immediately if it knows or has reason to know that any material Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (f) Each Pledgor will, subject to the exercise of its reasonable business judgment, take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of any material Patents, Trademarks and Copyrights used in the conduct of such Pledgor’s business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (g) In the event that any Collateral consisting of a material Patent, Trademark or Copyright used in the conduct of any Pledgor’s business is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Administrative Agent promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     (h) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Administrative Agent or its designee.

     4.9 Mobile Goods. Upon the request of the Administrative Agent at any time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Administrative Agent originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer’s statement of origin with the Administrative Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Administrative Agent may deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

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     4.10 Deposit Accounts. Each Pledgor agrees that (i) it will promptly provide the Administrative Agent with written notice of each Deposit Account with cash or other assets in excess of $500,000 (other than Deposit Accounts used exclusively for payroll purposes and accounts maintained with the Administrative Agent), (ii) upon request of the Administrative Agent, promptly obtain an executed control agreement from the applicable depository bank or other financial institution and applicable Pledgor with respect to each Deposit Account described in clause (i) in form and substance reasonably satisfactory to the Administrative Agent, and (iii) in the event that any Pledgor opens any Deposit Account that is not already listed on Annex G, such Pledgor shall (in addition to complying with the other requirements of this Section), concurrently with the delivery of the financial statements described in Section 6.1(b) of the Credit Agreement, furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annex G to include such information.

     4.11 Securities and Commodity Accounts. Each Pledgor agrees that (i) it will promptly provide the Administrative Agent with written notice of each Securities Account or Commodity Account with cash, securities or other assets with a value equal to or greater than $500,000 (other than such accounts permitted under Section 8.3(xvi) of the Credit Agreement), (ii) upon request of the Administrative Agent, promptly obtain an executed control agreement from the applicable Securities Intermediary or Commodity Intermediary and applicable Pledgor with respect to each Securities Account or Commodity Account described in clause (i) in form and substance reasonably satisfactory to the Administrative Agent, and (iii) in the event that any Pledgor opens any Securities Account or Commodity Account that is not already listed on Annex H, such Pledgor shall (in addition to complying with the other requirements of this Section), concurrently with the delivery of the financial statements described in Section 6.1(b) of the Credit Agreement, furnish written notice thereof to the Administrative Agent together with information sufficient to permit the Administrative Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Administrative Agent to) modify this Agreement, as appropriate, by amending Annex H to include such information.

     4.12 Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Agreement, each Pledgor agrees that, at any time after the occurrence and during the continuance of an Event of Default, it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable law in order to perfect the Administrative Agent’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Administrative Agent in writing that it is holding such Collateral for the benefit of the Administrative Agent and subject to such security interest and to the instructions of the Administrative Agent) and such Pledgor shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at such Pledgor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Administrative Agent’s security interest) and agreement to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

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     4.13 Commercial Tort Claims. Each Pledgor agrees that it will, concurrently with the delivery of the financial statements described in Section 6.1(b) of the Credit Agreement, furnish to the Administrative Agent a description of any Commercial Tort Claim in its favor meeting the requirements of Section 9-108(e) of the Uniform Commercial Code, and upon the Administrative Agent’s request execute and deliver such documents, financing statements and other instruments, and take such other action, as the Administrative Agent may reasonably request in order to include such Commercial Tort Claim as Collateral hereunder and to perfect the security interest of the Administrative Agent therein.

     4.14 Protection of Security Interest. Each Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.

ARTICLE V

CERTAIN PROVISIONS RELATING TO PLEDGED INTERESTS

     5.1 After-Acquired Equity Interests; Ownership.

     (a) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Pledged Interests in any Subsidiary of the types described in the definition of the term “Pledged Interests,” the same shall be automatically deemed to be Pledged Interests hereunder, and to be pledged to the Administrative Agent pursuant to Section 2.1 (subject, in the case of Pledged Interests in Foreign Subsidiaries, to the limitation set forth in the proviso in Section 2.1(xviii), and such Pledgor will forthwith pledge and deposit the same with the Administrative Agent and deliver to the Administrative Agent any certificates therefor, together with undated stock powers or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Administrative Agent, together with such other certificates and instruments as the Administrative Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Administrative Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit D (each, a “Pledge Amendment”) in respect thereof. Each Pledgor hereby authorizes the Administrative Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Administrative Agent in such Collateral or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto.

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     (b) If any Pledged Interests (whether now owned or hereafter acquired) included in the Collateral are “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, each applicable Pledgor will promptly notify the Administrative Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Borrower) use commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Administrative Agent to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary to perfect the security interest of the Administrative Agent therein.

     (c) Except to the extent otherwise expressly permitted by or pursuant to the Credit Agreement, the Pledgors will cause the Pledged Interests in each issuer pledged hereunder to constitute at all times 100% of the capital stock or other Pledged Interests in such issuer, such that the issuer shall be a direct or indirect Wholly Owned Subsidiary of the Parent (subject, in the case of Pledged Interests in Foreign Subsidiaries, to the limitation set forth in the proviso in Section 2.1(xviii), and unless the Administrative Agent shall have given its prior written consent or except as may be expressly permitted by the Credit Agreement, no Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Pledged Interests of any nature to any Person other than such Pledgor, or cause, permit or consent to the admission of any other Person as a stockholder, partner or member of any such issuer.

     5.2 Voting Rights. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Interests (subject to its obligations under Section 5.1(a)), and for that purpose the Administrative Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Credit Document or have the effect of materially and adversely impairing the position or interests of the Secured Parties.

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     5.3 Dividends and Other Distributions. So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Interests may be paid to and retained by the Pledgors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Administrative Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). The Administrative Agent shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Pledged Interests in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing (in the reasonable judgment of the Administrative Agent) an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Pledged Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Pledged Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section shall be retained by the Administrative Agent in a Collateral Account (as hereinafter defined) upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. The Administrative Agent shall, within five (5) Business Days after all Events of Default have been cured or waived, repay to each applicable Pledgor all cash interest, income, dividends, distributions and other amounts that such Pledgor would otherwise be permitted to retain pursuant to the provisions of this Section and that remain in such Collateral Account.

ARTICLE VI

REMEDIES

     6.1 Remedies. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

     (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Administrative Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Administrative Agent or to an account designated by the Administrative Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other Instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Administrative Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Administrative Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Administrative Agent or the Administrative Agent’s designee as though the Administrative Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Administrative Agent;

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     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other Instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

     (c) To notify any or all depository institutions with which any Deposit Accounts are maintained and which Deposit Accounts are subject to Control in favor of the Administrative Agent to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Administrative Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein;

     (d) To transfer to or register in its name or the name of any of its Administrative Agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

     (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place designated by the Administrative Agent;

     (f) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Administrative Agent or any designated agent for such time as the Administrative Agent may desire, in order to effectively collect or liquidate the Collateral;

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     (g) To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Interests (whether or not transferred into the name of the Administrative Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Interests), and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, and give all consents, waivers and ratifications in respect of the Pledged Interests, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED INTERESTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

     (h) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Pledged Interests may be listed, at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Administrative Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Administrative Agent shall give the applicable Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Administrative Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

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     6.2 Application of Proceeds.

     (a) All Proceeds collected by the Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with the provisions of Section 2.12 of the Credit Agreement. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Permitted Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any such Permitted Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Permitted Hedge Agreements or Secured Obligations in respect thereof are in existence between any Secured Party and the Borrower. If any Lender or Affiliate thereof that is a party to a Permitted Hedge Agreement with the Borrower (the obligations of the Borrower under which are Secured Obligations) ceases to be a Lender or Affiliate thereof, such former Lender or Affiliate thereof shall nevertheless continue to be a Secured Party hereunder with respect to the Secured Obligations under such Permitted Hedge Agreement.

     (b) In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal or such other rate as shall be fixed by applicable law, together with the costs of collection and all other fees, costs and expenses payable hereunder.

     (c) Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

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     6.3 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Administrative Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to (and, if directed by the Required Lenders pursuant to the Credit Agreement, shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.

     6.4 Grant of License. Each Pledgor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

     6.5 Private Sales.

     (a) Each Pledgor recognizes that the Administrative Agent may be compelled, at any time after the occurrence and during the continuance of an Event of Default, to conduct any sale of all or any part of the Pledged Interests without registering or qualifying such Pledged Interests under the Securities Act of 1933, as amended (the “Securities Act”), and/or any applicable state securities laws in effect at such time. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that the Administrative Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Administrative Agent or any other Secured Party arising by reason of the fact that the price at which any Pledged Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Interests to more than one offeree.

22

     (b) Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.

     6.6 The Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Ownership Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, the Administrative Agent shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. The powers, rights and remedies conferred on the Administrative Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

     6.7 Waivers. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein). In addition, each Pledgor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Collateral by the Administrative Agent.

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ARTICLE VII

THE ADMINISTRATIVE AGENT

     7.1 The Administrative Agent; Standard of Care. The Administrative Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.

     7.2 Further Assurances; Attorney-in-Fact.

     (a) Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset included within the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of any such jurisdiction, or (y) as being of an equal or lesser scope or with greater detail, and (ii) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment.

     (b) Each Pledgor agrees that it will do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.

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     (c) Each Pledgor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent’s discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below, which may be taken by the Administrative Agent without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

     (i) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Administrative Agent’s opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement (including, without limitation, any title or ownership applications for filing with applicable state agencies to enable any motor vehicles now or hereafter owned by such Pledgor to be retitled and the Administrative Agent listed as lienholder thereon);

     (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (iii) to receive, endorse and collect any checks, drafts, Instruments, Chattel Paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

     (iv) to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under Section 6.6 of the Credit Agreement and direct the payment of proceeds thereof to the Administrative Agent;

     (v) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become Secured Obligations of the Pledgors to the Administrative Agent, due and payable immediately and without demand;

     (vi) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

25

     (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent’s option and the Pledgors’ expense, all other acts and things deemed necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

     (d) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under Section 8.1.

ARTICLE VIII

MISCELLANEOUS

     8.1 Indemnity and Expenses. The Pledgors agree jointly and severally:

     (a) To indemnify and hold harmless the Administrative Agent, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay the reasonable fees and expenses of counsel to the Administrative Agent and to reimburse the Administrative Agent upon demand for all reasonable costs and expenses incurred by it, in each case in connection with (i) the engagement of appraisers, consultants, auditors or similar Persons by the Administrative Agent at any time to render opinions concerning the value of the Collateral, (ii) the creation, perfection and maintenance of the perfection of the Administrative Agent’s Liens upon the Collateral, including, without limitation, Lien search, filing and recording fees, (iii) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (iv) the exercise or enforcement of any rights or remedies granted hereunder, under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (v) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, the termination of this Agreement or any other Credit Document, and the termination of, and settlement of the Borrower’s obligations under, any Permitted Hedge Agreement to which any Hedge Party is a party.

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     8.2 No Waiver. The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     8.3 Enforcement. By its acceptance of the benefits of this Agreement, each Lender agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.

     8.4 Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     8.5 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements (as hereinafter defined), (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate (provided that the provisions of Section 6.7 shall survive the termination of this Agreement); and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledgor Accession. For purposes of this Agreement, “Termination Requirements” means (x) the payment in full in cash of the Secured Obligations (other than contingent and indemnification obligations not then due and payable), (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Permitted Hedge Agreement to which any Hedge Party is a party.

27

     8.6 Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of the Borrower (other than Immaterial Subsidiaries), and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

     8.7 Notices. All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement and the Guaranty.

     8.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

     8.9 Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     8.10 Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     8.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[The remainder of this page left blank intentionally.]

28

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.

KRISPY KREME DOUGHNUT
CORPORATION

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	Chief Financial Officer

KRISPY KREME DOUGHNUTS, INC.

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	Chief Financial Officer

HDN DEVELOPMENT CORPORATION

By:	/s/ H. Clark Beeson, III
Name:	H. Clark Beeson, III
Title:	President

Accepted and agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ R. Alan Proctor
Name:	R. Alan Proctor
Title:	Senior Vice President

ANNEX A

FILING LOCATIONS

Name of Pledgor	Jurisdiction
Krispy Kreme Doughnut Corporation	North Carolina
Krispy Kreme Doughnuts, Inc.	North Carolina
HDN Development Corporation	Kentucky

ANNEX B

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

Jurisdiction of
	Incorporation/	Federal Tax	Organizational
Legal Name of Pledgor	Organization	ID No.	ID No.	Chief Executive Office Address	Records Related to Collateral	Other Places of Business
Krispy Kreme Doughnut	North Carolina	56-1318322	0081920	370 Knollwood St.	370 Knollwood St.	370 Knollwood St.
Corporation				Suite 500	Suite 500	Suite 500
				Winston-Salem, NC 27103	Winston-Salem, NC 27103	Winston-Salem, NC 27103

1814 Ivy Ave.
Winston-Salem, NC 27105

3190 Centre Park Blvd.
Winston-Salem, NC 27107

740 E. 27th Street
Winston-Salem, NC 27105

See also Schedule 5.12 to the
Credit Agreement.
Krispy Kreme	North Carolina	56-2169715	0513436	370 Knollwood St.	370 Knollwood St.	None
Doughnuts, Inc.				Suite 500	Suite 500
				Winston-Salem, NC 27103	Winston-Salem, NC 27103
HDN Development	Kentucky	61-1302708	0415293	370 Knollwood St.	370 Knollwood St.	None
Corporation				Suite 500	Suite 500
				Winston-Salem, NC 27103	Winston-Salem, NC 27103

No Pledgor (x) presently conducts business under any prior or other corporate or company name or under any trade or fictitious names other than “Krispy Kreme” or “Krispy Kreme Doughnuts”, (y) has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name, or (z) has filed any tax return under any name other than its exact legal name.

ANNEX C

PLEDGED INTERESTS

				Percentage of
				Outstanding
	Type of	Certificate	No. of shares	Interests
Name of Issuer	Interests	No.	(if applicable)	in Issuer
Krispy Kreme Doughnut Corporation	Capital Stock	584	1	100%
HDN Development Corporation	Stock	3	100	100%
KK Canada Holdings, Inc.	Common Stock	1	100	100%
		2	1,000
Krispy Kreme Asia Pacific Ltd.	Common Stock	2	6,500	65%
Krispy Kreme Canada, Inc.	Common Stock	1	100	100%
Krispy Kreme Management I, LLC	LLC Membership Interests	N/A	N/A	100%
Krispy Kreme Management II, LLC	LLC Membership Interests	N/A	N/A	100%
North Texas Doughnuts, L.P.	General Partnership Interests	N/A	N/A	1%
	Limited Partnership Interests	N/A	N/A	99%
Northeast Doughnuts, LLC	LLC Membership Interests	N/A	N/A	100%
Panhandle Doughnuts, LLC	LLC Membership Interests	N/A	N/A	100%
Southern Doughnuts, LLC	LLC Membership Interests	N/A	N/A	100%
Southwest Doughnuts, LLC	LLC Membership Interests	N/A	N/A	100%

ANNEX D

COPYRIGHTS AND COPYRIGHT APPLICATIONS

All Owned by Krispy Kreme Doughnut Corporation

Country	Copyright Title	Registration Number	Registration Date
United States	Krispy Kreme Automated Route Sales	TXu 207-986	08/19/85
United States	Krispy Kreme Automated Route Sales	TXu 207-987	08/19/85
United States	Krispy Kreme Automated Route Sales Handbook	TXu 208-351	08/20/85
United States	Krispy Kreme Doughnut Corporation Shop System Training and Reference Guide (additions, editing and updating; previous reg. TXu 208-351)	TXu 260-264	11/13/86
United States	Krispy Kreme Doughnut Corporation Shop System (revised program text; previous reg. TXu 207-298 and TXu 207-987)	TXu 286-505	06/24/87
United States	Krispy Kreme Doughnut Corporation Shop System Training and Reference Guide (some new and some revised; previous reg. TXu 260-264)	TXu 286-644	06/24/87
United States	Krispy Kreme Doughnut Corporation Shop System (revised program text; previous reg. TXu 286-505)	TXu 359-092	02/23/89
United States	Krispy Kreme Doughnut Corporation Shop System Training and Reference Guide (some new and some revised; previous reg. TXu 286-644)	TXu 359-093	02/23/89

ANNEX E

PATENTS AND PATENT APPLICATIONS

All Owned by HDN Development Corporation

		PATENT	ISSUE
		(APPLICATION)	(FILING)
COUNTRY	TITLE OF INVENTION	NUMBER	DATE
Australia	Methods and Systems for Automatically Extruding and Cutting	2001263415
	Dough-based Products Having Pre-selected Weights		Issued 02/03/05
Austria	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Belgium	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Canada	Methods and Systems for Automatically Extruding and Cutting	2,408,690
	Dough-based Products Having Pre-selected Weights		Issued 03/14/06
Denmark	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Europe	Methods and Systems for Automatically Extruding and Cutting	EP 1 286 595 B1
	Dough-based Products Having Pre-selected Weights		Issued 11/10/04
Finland	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
France	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Germany	Methods and Systems for Automatically Extruding and Cutting	601 07 083.6-08	Validation Completed
	Dough-based Products Having Pre-selected Weights	(Validation of
EP 1 286 595 B1)
Greece	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation in Progress
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1

		PATENT	ISSUE
		(APPLICATION)	(FILING)
COUNTRY	TITLE OF INVENTION	NUMBER	DATE
International	Methods and Systems for Preparing Dough-Based Products	PCT/US2013/039376	Filed 05/13/2013
Pending
Ireland	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Italy	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Japan	Methods and Systems for Automatically Extruding and Cutting	4731090	Issued 04/28/2011
Dough-based Products Having Pre-selected Weights
Korea (South)	Methods and Systems for Automatically Extruding and Cutting	740412	Issued 07/16/2007
Dough-based Products Having Pre-selected Weights
Mexico	Methods and Systems for Automatically Extruding and Cutting	243234	Issued 01/11/2007
Dough-based Products Having Pre-selected Weights
The Netherlands	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Portugal	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Saudi Arabia	Methods and Systems for Preparing Dough-Based Products	113340521	Filed 05/04/2013
Pending
Spain	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Sweden	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Switzerland	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
Taiwan	Methods and Systems for Preparing Dough-Based Products	102115944	Filed 05/03/2013
Pending
Turkey	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1
United Kingdom	Methods and Systems for Automatically Extruding and Cutting	Validation of	Validation Completed
	Dough-based Products Having Pre-selected Weights	EP 1 286 595 B1

		PATENT	ISSUE
		(APPLICATION)	(FILING)
COUNTRY	TITLE OF INVENTION	NUMBER	DATE
United States	Systems for Controlling Mixing Processes	6,827,476
Issued 12/07/2004
United States	Method for Controlling Mixing Processes	6,656,515
Issued 12/02/2003
United States	Methods and Systems for Automatically Extruding and Cutting	6,511,689
	Dough-Based Products Having Pre-Selected Weights		Issued 01/28/2003
United States	Methods and Apparatus for Applying Glaze or Other Coatings	7,293,525	Issued 11/13/2007
to Food Products
United States	Methods And Systems For Automatically Extruding And	7,029,715
	Cutting Dough-Based Products Having Pre-Selected Weights		Issued 04/18/2006
United States	Methods and Apparatuses For Cutting Dough Utilizing a	8,002,534	Issued 08/23/2011
Shaped Opening
United States	Doughnut	D586,528	Issued 02/17/2009
United States	Doughnut	D586,978	Issued 02/24/2009
United States	Doughnut	D614,828	Issued 05/04/2010
United States	Doughnut	D614,829	Issued 05/04/2010
United States	Doughnut	D615,276	Issued 05/11/2010
United States	Doughnut	D613,027	Issued 04/06/2010
United States	Doughnut	29/288,281	Filed 06/06/2007
Pending
United States	Methods and Apparatuses For Cutting Dough Utilizing a	13/215,817	Filed 08/23/2011
	Shaped Opening		Pending
United States	Crisped Rice Food Product	29/405,700	Filed 11/4/2011
Pending
United States	Crisped Rice Food Product	29/405,701	Filed 11/04/2011
Pending
United States	Crisped Rice Food Product	29/426,894	Filed 07/11/2012
Pending
United States	Methods and Systems for Preparing Dough-Based Products	13/886,387	Filed 05/03/2013
Pending

ANNEX F

TRADEMARKS AND TRADEMARK APPLICATIONS

All Owned by HDN Development Corporation

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Argentina	KRISPY KREME	Registered	3084110 May 4, 2011	2520457 Aug 24, 2012	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Argentina	KRISPY KREME	Published	3084111 May 4, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Argentina	KRISPY KREME (stylized)	Registered	3084116 May 4, 2011	2520459 Aug 24, 2012	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Argentina	KRISPY KREME (stylized)	Published	3084117 May 4, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Argentina	KRISPY KREME DOUGHNUTS (and design)	Registered	3084118 May 4, 2011	2520460 Aug 24, 2012	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Argentina	KRISPY KREME DOUGHNUTS (and design)	Published	3084119 May 4, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Australia	DOUGHNUT THEATER	Registered	939327 Jan 7, 2003	939327 May 9, 2003	HDN Development Corporation	43	Restaurant services featuring designated areas for viewing the doughnut-making process.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Australia	KRISPY KREME	Registered	918894 Jul 4, 2002	918894 Jun 5, 2003	HDN Development Corporation	25 Clothing including sweatshirts, T-shirts, jackets, shirts, track suits, casual day clothing, rain wear, jumpers, pullovers and sportswear; headgear including caps and hats. 30 Hot and cold beverages in this class including tea, coffee, cocoa, artificial coffee; donuts, including iced donuts and cream donuts, donut holes; pies, cakes, buns, bagels, pastries of all types, donut mixes, pie crust mixes; confectionery; ices and ice creams, including soft serve ice cream; hot dogs and other prepared foodstuffs. 35 Doughnut shop services; retailing and wholesaling of doughnuts and doughnut mix products; sale of foodstuff and/or drinks. 43 Providing of food and drink; restaurant services specializing in the provision of donuts, pies, cakes, buns, bagels, pastries , hot and cold beverages including tea, coffee, juices, milk shakes and drinks, cocoa, confectionery, ices and ice creams , hot dogs and other prepared foodstuffs; services rendered by take-away food establishments and other establishments involved in the preparation of foodstuffs and/or drinks, including the above-mentioned foodstuffs and drinks.
Australia	KRISPY KREME (and design)	Registered	667633 Jul 26, 1995	667633 Feb 3, 1997	HDN Development Corporation	42 Restaurant and take-away services embracing the sale of doughnuts, pies, cakes, and pastries.
Australia	KRISPY KREME (and design)	Registered	918892 Jul 4, 2002	918892 Jun 5, 2003	HDN Development Corporation	25 Clothing including sweatshirts, t-shirts, jackets, shirts, track suits, casual day clothing, rain wear, jumpers, pullovers and sportswear; headgear including caps and hats. 30 Hot and cold beverages in this class including tea, coffee, cocoa, artificial coffee; donuts, including iced donuts and cream donuts, donut holes; pies, cakes, buns, bagels, pastries of all types, donut mixes, pie crust mixes; confectionery; ices and ice creams, including soft serve ice cream; hot dogs and other prepared foodstuffs in this class. 35 Doughnut shop services; retailing and wholesaling of doughnuts and doughnut mix products; sale of foodstuffs and/or drinks. 43 Providing of food and drink; restaurant services specializing in the provision of donuts, pies, cakes, buns, bagels, pastries, hot and cold beverages including tea, coffee, juices, milk shakes and drinks, cocoa, confectionery, ices and ice creams, hot dogs and other prepared foodstuffs; services rendered by take-away food establishments and other establishments involved in the preparation of foodstuffs and/or drinks, including the above-mentioned foodstuffs and drinks.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Australia	KRISPY KREME DOUGHNUTS (and design)	Registered	918895 Jul 4, 2002	918895 Jun 5, 2003	HDN Development Corporation	25 Clothing including sweatshirts, t-shirts, jackets, shirts, track suits, casual day clothing, rain wear, jumpers, pullovers and sportswear; headgear including caps and hats. 30 Hot and cold beverages in this class including tea, coffee, cocoa, artificial coffee; donuts, including iced donuts and cream donuts, donut holes; pies, cakes, buns, bagels, pastries of all types, donut mixes, pie crust mixes; confectionery; ices and ice creams, including soft serve ice cream; hot dogs and other prepared foodstuffs in this class. 35 Doughnut shop services; retailing and wholesaling of doughnut and doughnut mix products; sale of foodstuffs and/or drinks. 43 Providing of food and drink; restaurant services specializing in the provision of donuts, pies, cakes, buns, bagels, pastries, hot and cold beverages including tea, coffee, juices, milk shakes and drinks, cocoa, confectionery, ices and ice creams, hot dogs and other prepared foodstuffs; services rendered by take-away food establishments and other establishments involved in the preparation of foodstuffs and/or drinks, including the above-mentioned foodstuffs and drinks.
Australia	KRISPY KREME DOUGHNUTS (and design)	Registered	888132 Sep 4, 2001	888132 May 29, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Australia	KRISPY KREME DOUGHNUTS (and design)	Registered	864681 Feb 1, 2001	864681 Oct 10, 2001	HDN Development Corporation	42 Restaurant and take-away services embracing the sale of doughnuts, pies, cakes, and pastries.
Australia	KRISPY KREME ORIGINAL GLAZED HOT NOW (and design)	Registered	893843 Nov 1, 2001	893843 May 29, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Australia	KRUFFIN	Registered	1314904 Aug 13, 2009	1314904 Aug 13, 2009	HDN Development Corporation	30	Bakery products.
Australia	ORIGINAL GLAZED	Registered	918887 Jul 4, 2002	918887 May 6, 2003	HDN Development Corporation	30	Donuts, including iced donuts and cream donuts, donut holes; pies, cakes, buns, bagels, pastries of all types, donut mixes, pie crust mixes; confectionery; ices and ice creams, including soft serve ice cream; hot dogs and other prepared foodstuffs in this class
Austria	KRISPY KREME (and design)	Registered	AM512793 Oct 29, 1993	152017 Apr 11, 1994	HDN Development Corporation	30	Doughnuts, pies, cakes, and pastries
Austria	KRISPY KREME DOUGHNUTS (and design)	Registered	AM9122001 Feb 6, 2001	196211 May 16, 2001	HDN Development Corporation	30	Doughnuts, pies, cakes, and pastries.
Bahamas	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	27481 Jan 21, 2005	27481 Jan 21, 2005	HDN Development Corporation	Local Class 16	Porcelain and earthenware; mugs and coffee cups; and all other goods included in Local Class 16.
Bahamas	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	27482 Jan 21, 2005	27482 Jan 21, 2005	HDN Development Corporation	Local Class 38	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; and all other goods included in Local Class 38.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Bahamas	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	27483 Jan 21, 2005	27483 Jan 21, 2005	HDN Development Corporation	Local Class 42	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns; bagels, pastries of all types; doughnut mixes; and all other goods included in Local Class 42.
Bahamas	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	34457 Feb 23, 2011		HDN Development Corporation	39	All goods included in Class 39.
Bahamas	KK (and design)	Pending	34459 Feb 23, 2011		HDN Development Corporation	39	All goods included in Class 39.
Bahamas	KK (and design)	Registered	27490 Jan 21, 2005	27490 Jan 21, 2005	HDN Development Corporation	Local Class 42	Shortening; glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns; bagels, pastries of all types; doughnut mixes; and all other goods included in Local Class 42.
Bahamas	KK (and design)	Registered	27489 Jan 21, 2005	27489 Jan 21, 2005	HDN Development Corporation	Local Class 38	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; and all other goods included in Local Class 38.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Bahamas	KRISPY KREME	Registered	27516 Jan 21, 2005	27516 Jan 21, 2005	HDN Development Corporation	Local Class 38	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; and all other goods included in Local Class 38.
Bahamas	KRISPY KREME	Registered	27518 Jan 21, 2005	27518 Jan 21, 2005	HDN Development Corporation	Local Class 42	Shortening; glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns; bagels, pastries of all types; doughnut mixes; and all other goods included in Local Class 42.
Bahamas	KRISPY KREME	Pending	34460 Feb 23, 2011		HDN Development Corporation	39	All goods included in Class 39.
Bahamas	KRISPY KREME (stylized)	Registered	27498 Jan 21, 2005	27498 Jan 21, 2005	HDN Development Corporation	Local Class 16	Porcelain and earthenware; mugs and coffee cups; and all other goods included in Local Class 16.
Bahamas	KRISPY KREME (stylized)	Registered	27499 Jan 21, 2005	27499 Jan 21, 2005	HDN Development Corporation	Local Class 38	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; and all other goods included in Local Class 38.
Bahamas	KRISPY KREME (stylized)	Registered	27501 Jan 21, 2005	27501 Jan 21, 2005	HDN Development Corporation	Local Class 42	Shortening; glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns; bagels, pastries of all types; doughnut mixes; and all other goods included in Local Class 42.
Bahamas	KRISPY KREME (stylized)	Pending	34456 Feb 23, 2011		HDN Development Corporation	39	All goods included in Class 39.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Bahamas	KRISPY KREME DOUGHNUTS (and design)	Registered	27511 Jan 21, 2005	27511 Jan 21, 2005	HDN Development Corporation	Local Class 42	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns; bagels, pastries of all types; doughnut mixes; and all other goods included in Local Class 42.
Bahamas	KRISPY KREME DOUGHNUTS (and design)	Registered	27506 Jan 21, 2005	27506 Jan 21, 2005	HDN Development Corporation	Local Class 38	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; and all other goods included in Local Class 38.
Bahamas	KRISPY KREME DOUGHNUTS (and design)	Registered	27505 Jan 21, 2005	27505 Jan 21, 2005	HDN Development Corporation	Local Class 16	Porcelain and earthenware; mugs and coffee cups; and all other goods included in Local Class 16.
Bahamas	KRISPY KREME DOUGHNUTS (and design)	Pending	34458 Feb 23, 2011		HDN Development Corporation	39	All goods included in Class 39.
Bahamas	ORIGINAL GLAZED	Registered	27520 Jan 21, 2005	27520 Jan 21, 2005	HDN Development Corporation	Local Class 42	Doughnuts; and all other goods included in Local Class 42.
Bahrain	DOUGHNUT THEATER	Registered	47270 Mar 22, 2006	47270 May 12, 2009	HDN Development Corporation	43	Restaurant services featuring designated areas for viewing the doughnut-making process.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Bahrain	KK (and design)	Registered	5313 Dec 12, 2002	s5313 Aug 10, 2004	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Bahrain	KK (and design)	Registered	47279 Mar 22, 2006	47279 May 12, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Bahrain	KK (and design)	Registered	32387 Dec 12, 2002	32387 Jun 21, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Bahrain	KRISPY KREME	Registered	32383 Dec 12, 2002	32383 Jun 21, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Bahrain	KRISPY KREME	Registered	47288 Mar 22, 2006	47288 May 12, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps
Bahrain	KRISPY KREME	Registered	5309 Dec 12, 2002	s5309 Aug 10, 2004	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Bahrain	KRISPY KREME (stylized)	Registered	47293 Mar 22, 2006	47293 May 12, 2009	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Bahrain	KRISPY KREME (stylized)	Registered	47294 Mar 22, 2006	47294 May 12, 2009	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Bahrain	KRISPY KREME (stylized)	Registered	32384 Dec 12, 2002	32384 Jun 21, 2004	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Bahrain	KRISPY KREME (stylized)	Registered	5310 Dec 12, 2002	s5310 Aug 10, 2004	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Bahrain	KRISPY KREME DOUGHNUTS (and design)	Registered	5311 Dec 12, 2002	s5311 Aug 10, 2004	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Bahrain	KRISPY KREME DOUGHNUTS (and design)	Registered	47302 Mar 22, 2006	47302 May 12, 2009	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Bahrain	KRISPY KREME DOUGHNUTS (and design)	Registered	47301 Mar 22, 2006	47301 May 12, 2009	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.
Bahrain	KRISPY KREME DOUGHNUTS (and design)	Registered	32385 Dec 12, 2002	32385 Jun 21, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Bahrain	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	49562 Aug 14, 2006	49562 Apr 15, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Bahrain	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	49563 Aug 14, 2006	49563 Apr 15, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.
Bahrain	ORIGINAL GLAZED	Registered	47303 Mar 22, 2006	47303 May 12, 2009	HDN Development Corporation	30	Doughnuts
Benelux	KRISPY KREME	Registered	804717 Oct 13, 1993	538038 Jun 1, 1994	HDN Development Corporation	30	Bread, confectioneries, and sugarbakery products, including doughnuts, pies, cakes, wafers, and pastries of all types.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Benelux	KRISPY KREME	Registered	982762 Feb 1, 2001	681326 Feb 1, 2001	HDN Development Corporation	42	Doughnut shop services featuring doughnuts, pies, cakes, and pastries of all types.
Brazil	KRISPY KREME	Pending	822028247 Sep 17, 1999		HDN Development Corporation	32	Doughnuts.
Brazil	KRISPY KREME DOUGHNUTS (and design)	Registered	822145332 Oct 14, 1999	822145332 Aug 15, 2006	HDN Development Corporation	38.15, 38.60	Doughnut store services.
Brazil	KRISPY KREME DOUGHNUTS (and design)	Registered	822028239 Sep 17, 1999	822028239 Mar 4, 2008	HDN Development Corporation	32.10	Doughnuts.
Canada	BOWTIE DESIGN (no band)	Registered	1075026 Sep 14, 2000	TMA548106 Jul 13, 2001	HDN Development Corporation		Restaurant services and carry-out restaurant services featuring doughnuts, pies, cakes, buns, pastries, bagels, cream cheese, coffee, cocoa, juices, and soft drinks.
Canada	BOWTIE DESIGN (with band)	Registered	1075027 Sep 14, 2000	TMA548103 Jul 13, 2001	HDN Development Corporation		Restaurant services and carry-out restaurant services featuring doughnuts, pies, cakes, buns, pastries, bagels, cream cheese, coffee, cocoa, juices, and soft drinks.
Canada	CAFES SIGNATURES	Registered	1162647 Dec 17, 2002	TMA612558 Jun 10, 2004	HDN Development Corporation		Packaged coffee; and beverages, namely coffee.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	CLASSIC DOZEN	Registered	1171443 Mar 19, 2003	TMA601777 Feb 10, 2004	HDN Development Corporation	Operation of a business dealing in the sale of doughnuts.
Canada	DOUGHNUT THEATER	Registered	1163912 Jan 6, 2003	TMA694270 Aug 17, 2007	HDN Development Corporation	Restaurant services featuring designated areas for viewing the doughnut-making process
Canada	HOT DOUGHNUT FACTORY	Registered	1171040 Mar 14, 2003	TMA602409 Feb 17, 2004	HDN Development Corporation	Operation of a business dealing in the sale of doughnuts.
Canada	HOT DOUGHNUTS NOW	Registered	1075014 Sep 14, 2000	TMA555092 Dec 6, 2001	HDN Development Corporation	Clothing, namely sweatshirts, t-shirts, caps. Doughnut shop services. Doughnuts.
Canada	HOT DOUGHNUTS NOW (and design)	Registered	1075010 Sep 14, 2000	TMA555093 Dec 6, 2001	HDN Development Corporation	Doughnut shop services.
Canada	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	1136962 Apr 10, 2002	TMA608337 Apr 22, 2004	HDN Development Corporation	Miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, glass, porcelain, or terra cotta.
Canada	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	1120915 Nov 1, 2001	TMA576269 Feb 24, 2003	HDN Development Corporation	Clothing, namely, sweatshirts, t-shirts, and caps. Doughnut shop services. Doughnuts.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	KING OF AMERICA'S DOUGHNUTS	Registered	1075029 Sep 14, 2000	TMA555091 Dec 6, 2001	HDN Development Corporation	Doughnuts.
Canada	KK (and design)	Registered	1136963 Apr 10, 2002	TMA605240 Mar 15, 2004	HDN Development Corporation	Miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, glass, porcelain, or terra cotta.
Canada	KK (and design)	Registered	1075009 Sep 14, 2000	TMA548110 Jul 13, 2001	HDN Development Corporation	Clothing, namely sweatshirts, t-shirts, caps. Doughnuts and the mix for making same. Pies and pie crust mixes, shortening, and glaze flavors.
Canada	KRISPY CRULLERS	Registered	1075025 Sep 14, 2000	TMA561092 Apr 30, 2002	HDN Development Corporation	Doughnuts.
Canada	KRISPY DIPPERS	Registered	1075024 Sep 14, 2000	TMA561349 May 3, 2002	HDN Development Corporation	Stick-shaped pastries.
Canada	KRISPY JUNIORS	Registered	1075023 Sep 14, 2000	TMA561174 May 1, 2002	HDN Development Corporation	Miniature cake doughnuts.
Canada	KRISPY KNIBBLES	Registered	1075022 Sep 14, 2000	TMA561093 Apr 30, 2002	HDN Development Corporation	Doughnuts and doughnut holes.
Canada	KRISPY KREME	Registered	1037322 Nov 24, 1999	TMA571365 Nov 27, 2002	HDN Development Corporation	Operation of donut shops, kiosks and fast foods donut outlets.
Canada	KRISPY KREME	Registered	1045337 Feb 7, 2000	TMA576013 Feb 20, 2003	HDN Development Corporation	Doughnuts, danish, pies, buns, cakes, pastries and coffee.
Canada	KRISPY KREME	Registered	1070042 Aug 4, 2000	TMA569178 Oct 21, 2002	HDN Development Corporation	Doughnuts. Operation of a doughnut shop.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	KRISPY KREME	Registered	1075011 Sep 14, 2000	TMA552687 Oct 19, 2001	HDN Development Corporation	Clothing, namely, sweatshirts, t-shirts, caps.
Canada	KRISPY KREME	Registered	1075015 Sep 14, 2000	TMA576068 Feb 20, 2003	HDN Development Corporation	Restaurant services.
Canada	KRISPY KREME	Registered	1075016 Sep 14, 2000	TMA576067 Feb 20, 2003	HDN Development Corporation	Doughnuts and doughnut mixes, buns, pies and pie crust mixes, shortening and glaze flavors.
Canada	KRISPY KREME	Registered	1075017 Sep 14, 2000	TMA576066 Feb 20, 2003	HDN Development Corporation	Cream cheese; coffee; bagels.
Canada	KRISPY KREME	Registered	1075018 Sep 14, 2000	TMA569845 Oct 29, 2002	HDN Development Corporation	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies - namely proofers, glazers, icers, stackers and conveyors.
Canada	KRISPY KREME	Registered	1075019 Sep 14, 2000	TMA569918 Oct 30, 2002	HDN Development Corporation	Housewares and glass, namely mugs, coffee cups.
Canada	KRISPY KREME	Registered	1075020 Sep 14, 2000	TMA568695 Oct 8, 2002	HDN Development Corporation	Commercial doughnut fryers.
Canada	KRISPY KREME	Registered	739470 Oct 21, 1993	TMA448289 Sep 29, 1995	HDN Development Corporation	Doughnuts and doughnut mixes, buns, pies, and pie crust mixes, shortening and glaze flavors.
Canada	KRISPY KREME (and design)	Registered	1075007 Sep 14, 2000	TMA569847 Oct 29, 2002	HDN Development Corporation	Commercial doughnut fryers.
Canada	KRISPY KREME (and design)	Registered	1075003 Sep 14, 2000	TMA574854 Jan 31, 2003	HDN Development Corporation	Doughnuts, pies, cakes, buns, doughnut mixes. Retail doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	KRISPY KREME (and design)	Registered	1075004 Sep 14, 2000	TMA574856 Jan 31, 2003	HDN Development Corporation	Doughnuts, pies, cakes, buns, and doughnut mixes. Retail doughnut shop services and restaurant service.
Canada	KRISPY KREME (stylized)	Registered	1075006 Sep 14, 2000	TMA569903 Oct 29, 2002	HDN Development Corporation	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies - namely, proofers, glazers, icers, stackers and conveyors.
Canada	KRISPY KREME (stylized)	Registered	1075008 Sep 14, 2000	TMA569846 Oct 29, 2002	HDN Development Corporation	Commercial doughnut fryers.
Canada	KRISPY KREME (stylized)	Registered	1075001 Sep 14, 2000	TMA574909 Jan 31, 2003	HDN Development Corporation	Pies and pie crust mixes, shortening, and glaze flavors.
Canada	KRISPY KREME (stylized)	Registered	1136959 Apr 10, 2002	TMA604721 Mar 10, 2004	HDN Development Corporation	Miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, glass, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	KRISPY KREME (stylized)	Registered	1076574 Sep 14, 2000	TMA576062 Feb 20, 2003	HDN Development Corporation	Doughnuts and the mix for making same.
Canada	KRISPY KREME (stylized)	Registered	1075031 Sep 14, 2000	TMA569119 Oct 18, 2002	HDN Development Corporation	Doughnuts. Operation of a doughnut shop.
Canada	KRISPY KREME (stylized)	Registered	1075028 Sep 14, 2000	TMA576065 Feb 20, 2003	HDN Development Corporation	Restaurant services.
Canada	KRISPY KREME DOUGHNUTS (and design)	Registered	1136961 Apr 10, 2002	TMA605238 Mar 15, 2004	HDN Development Corporation	Miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, glass, porcelain, or terra cotta.
Canada	KRISPY KREME DOUGHNUTS (and design)	Registered	1075005 Sep 14, 2000	TMA569904 Oct 29, 2002	HDN Development Corporation	Clothing, namely sweatshirts, t-shirts, caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Canada	KRISPY KREME DOUGHNUTS (and design)	Registered	1075002 Sep 14, 2000	TMA574852 Jan 31, 2003	HDN Development Corporation	Doughnuts, doughnut holes. Retail doughnut shop services.
Canada	KRISPY SKREMES	Registered	1075012 Sep 14, 2000	TMA576101 Feb 20, 2003	HDN Development Corporation	Miniature doughnuts
Canada	ORIGINAL GLAZED	Registered	1075013 Sep 14, 2000	TMA572733 Dec 20, 2002	HDN Development Corporation	Doughnuts
Canada	READY-2-GO	Registered	1171444 Mar 19, 2003	TMA602020 Feb 11, 2004	HDN Development Corporation	Operation of a business dealing in the sale of doughnuts
Canada	SIGNATURE COFFEES	Registered	1162648 Dec 17, 2002	TMA612436 Jun 9, 2004	HDN Development Corporation	Packaged coffee; and beverages, namely coffee
Chile	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Suspended	952716 May 11, 2011		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Chile	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Suspended	952717 May 11, 2011		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Chile	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	1047835 Feb 28, 2013		HDN Development Corporation	21 Housewares and glass, namely, mugs, and coffee cups.
Chile	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	1047837 Feb 28, 2013		HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
Chile	KK (and design)	Pending	1047839 Feb 28, 2013		HDN Development Corporation	21 Housewares and glass, namely, mugs, and coffee cups.
Chile	KK (and design)	Pending	1047840 Feb 28, 2013		HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
Chile	KK (and design)	Registered	952722 May 11, 2011	955833 Jul 17, 2012	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Chile	KK (and design)	Registered	952723 May 11, 2011	955834 Jul 17, 2012	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Chile	KRISPY KREME	Pending	1047813 Feb 28, 2013		HDN Development Corporation	07	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers, and conveyors.
Chile	KRISPY KREME	Pending	1047817 Feb 28, 2013		HDN Development Corporation	11	Commercial doughnut fryers.
Chile	KRISPY KREME	Pending	1047818 Feb 28, 2013		HDN Development Corporation	21	Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups.
Chile	KRISPY KREME	Pending	1047819 Feb 28, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
Chile	KRISPY KREME	Pending	1047820 Feb 28, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Chile	KRISPY KREME	Suspended	952714 May 11, 2011		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Chile	KRISPY KREME (and design)	Pending	1047830 Feb 28, 2013		HDN Development Corporation	21	Housewares and glass, namely, mugs, and coffee cups.
Chile	KRISPY KREME (and design)	Pending	1047825 Feb 28, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Chile	KRISPY KREME (stylized)	Suspended	952718 May 11, 2011		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Chile	KRISPY KREME (stylized)	Pending	1047833 Feb 28, 2013		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Chile	KRISPY KREME DOUGHNUTS (and design)	Suspended	952720 May 11, 2011		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Chile	KRISPY KREME DOUGHNUTS (and design)	Pending	1047827 Feb 28, 2013		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Chile	KRISPY KREME DOUGHNUTS (and design)	Pending	1047822 Feb 28, 2013		HDN Development Corporation	21 Housewares and glass, namely, mugs, and coffee cups.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
China	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	3012540 Nov 6, 2001	3012540 May 7, 2003	HDN Development Corporation	30 Doughnuts; doughnut holes; bagels; and doughnut mixes.
China	KK (and design)	Registered	5714733 Nov 10, 2006	5714733 Nov 28, 2009	HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
China	KK (and design)	Registered	2001169596 Sep 11, 2001	2010631 Dec 21, 2002	HDN Development Corporation	42 Providing of food and drinks; cafes; restaurants; snack-bars.
China	KK (and design)	Registered	2001169595 Sep 11, 2001	1990285 Jan 7, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	KRISPY KREME	Registered	2001169591 Sep 11, 2001	1990296 Jan 7, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	KRISPY KREME	Registered	2001169592 Sep 11, 2001	2010907 Dec 21, 2002	HDN Development Corporation	42 Providing of food and drinks; cafes; restaurants; snack-bars
China	KRISPY KREME	Registered	5714734 Nov 10, 2006	5714734 Nov 28, 2009	HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
China	KRISPY KREME (stylized)	Registered	5714732 Nov 10, 2006	5714732 Oct 7, 2009	HDN Development Corporation	21	Housewares and glass, namely, mugs and coffee cups.
China	KRISPY KREME (stylized)	Registered	5714735 Nov 10, 2006	5714735 Nov 28, 2009	HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
China	KRISPY KREME (stylized)	Registered	2001169593 Sep 11, 2001	1990290 Jan 7, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	KRISPY KREME (stylized)	Registered	2001169594 Sep 11, 2001	2010910 Dec 21, 2002	HDN Development Corporation	42	Providing of food and drinks; cafes; restaurants; snack-bars
China	KRISPY KREME DOUGHNUTS & Design in Chinese letters (Ka Ka Le Yuan set)	Pending	7183432 Jan 24, 2009		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
China	KRISPY KREME DOUGHNUTS (and design) Krispy Kreme DOUGHNUTS	Registered	2001169598 Sep 11, 2001	2010634 Jan 14, 2003	HDN Development Corporation	42	Providing of food and drinks; restaurants; cafes; snack-bars.
China	KRISPY KREME DOUGHNUTS (and design) Krispy Kreme DOUGHNUTS	Registered	2001169597 Sep 11, 2001	1990282 Feb 7, 2003	HDN Development Corporation	30	Doughnuts and doughnut holes.
China	KRISPY KREME in Chinese letters (Ka Ka Le Yuan set 卡卡乐圆	Pending	7183438 Jan 24, 2009		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes
China	KRISPY KREME in Chinese letters (Ka Ka Quan Fang set) 卡卡圈坊	Registered	7183436 Jan 24, 2009	7183436 Jul 21, 2010	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	KRISPY KREME in Chinese letters (Ka Ka Quan Fang set) 卡卡圈坊	Registered	7183435 Jan 24, 2009	7183435 Sep 7, 2010	HDN Development Corporation	43	Providing of food and drinks; cafes; restaurants; snack-bars.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
China	ORIGINAL GLAZED	Registered	5714731 Nov 10, 2006	5714731 Sep 7, 2009	HDN Development Corporation	30	Doughnuts.
China	ORIGINAL GLAZED in Chinese letters (Ka Ka Le Yuan set) 原味乐圆	Registered	7218622 Feb 25, 2009	7218622 Jul 28, 2010	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	ORIGINAL GLAZED in Chinese letters (Ka Ka Le Yuan set) 原味乐圆	Registered	7218621 Feb 25, 2009	7218621 Sep 21, 2010	HDN Development Corporation	43	Providing of food and drinks; cafes; restaurants; snack-bars.
China	ORIGINAL GLAZED in Chinese letters (Ka Ka Quan Fang set) 原味卡卡	Registered	7218624 Feb 25, 2009	7218624 Jul 28, 2010	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
China	ORIGINAL GLAZED in Chinese letters (Ka Ka Quan Fang set) 原味卡卡	Registered	7218623 Feb 25, 2009	7218623 Sep 21, 2010	HDN Development Corporation	43	Providing of food and drinks; cafes; restaurants; snack-bars
Colombia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	11079723 Jun 24, 2011	444762 Feb 27, 2012	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Colombia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	11079726 Jun 24, 2011	444763	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Colombia	KK (and design)	Registered	11079727	445535 Mar 9, 2012	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Colombia	KK (and design)	Published	11079731 Jun 24, 2011		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Colombia	KRISPY KREME	Published	11079733 Jun 24, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Colombia	KRISPY KREME	Published	11079735 Jun 24, 2011		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Colombia	KRISPY KREME (stylized)	Published	11079736 Jun 24, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Colombia	KRISPY KREME (stylized)	Pending	11079737 Jun 24, 2011		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Colombia	KRISPY KREME DOUGHNUTS (and design)	Published	11079715 Jun 24, 2011		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Colombia	KRISPY KREME DOUGHNUTS (and design)	Published	11079719 Jun 24, 2011		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Costa Rica	KRISPY KREME	Published	20017234 Sep 24, 2001		HDN Development Corporation	29	Jellies, jams, fruit sauces; eggs; milk and milk products; edible oils and fats.
Costa Rica	KRISPY KREME	Suspended	20017235 Sep 24, 2001		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, doughnut mixes; pies, cakes, buns, bagels, and pastries of all types.
Costa Rica	KRISPY KREME	Registered	20017236 Sep 24, 2001	196739 Nov 27, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Czech Republic	KRISPY KREME (stylized)	Registered	172899 Oct 19, 2001	246105 Jul 29, 2002	HDN Development Corporation	30 42	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Denmark	KRISPY KREME	Registered	066901993 Oct 15, 1993	VR199803772 Nov 17, 1998	HDN Development Corporation	30 Doughnuts, pies, cakes and pastries of all types.
Denmark	KRISPY KREME	Registered	VA005162001 Feb 2, 2001	VR200101772 Apr 23, 2001	HDN Development Corporation	43 Doughnut shop services featuring doughnuts, pies, cakes, and pastries of all types.
Dominican Republic	DOUGHNUT THEATER	Registered	20097478 Apr 3, 2009	174862 Jun 30, 2009	HDN Development Corporation	43 Restaurant service featuring designated areas for viewing the doughnut-making process.
Dominican Republic	HOT KRISPY KREME ORIGINAL GLAZED NOW (and Design)	Registered	20097479 Apr 3, 2009	174683 Jun 16, 2009	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Dominican Republic	KK (and design)	Registered	20097480 Apr 3, 2009	174682 Jun 16, 2009	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Dominican Republic	KRISPY KREME	Registered	20097470 Apr 3, 2009	174489 Jun 16, 2009	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Dominican Republic	KRISPY KREME (stylized)	Registered	20097473 Apr 3, 2009	174514 Jun 16, 2009	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Dominican Republic	KRISPY KREME DOUGHNUTS (and design)	Registered	20097471 Apr 3, 2009	174527 Jun 16, 2009	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Ecuador	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	241926 Feb 23, 2011	12211 Jan 6, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Ecuador	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	241942 Feb 23, 2011	858211 Nov 17, 2011	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Ecuador	KK (and design)	Pending	241927 Feb 23, 2011		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Ecuador	KK (and design)	Registered	241928 Feb 23, 2011	12311 Jan 6, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Ecuador	KRISPY KREME	Registered	241929 Feb 23, 2011	857811 Nov 17, 2011	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Ecuador	KRISPY KREME	Registered	241930 Feb 23, 2011	12411 Jan 6, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Ecuador	KRISPY KREME (stylized)	Registered	241931 Feb 23, 2011	857911 Nov 17, 2011	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Ecuador	KRISPY KREME (stylized)	Registered	241932 Feb 23, 2011	12511 Jan 6, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Ecuador	KRISPY KREME DOUGHNUTS (and design)	Registered	241933 Feb 23, 2011	858011 Nov 17, 2011	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Ecuador	KRISPY KREME DOUGHNUTS (and design)	Registered	241934 Feb 23, 2011	12611 Jan 6, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Egypt	DOUGHNUT THEATER	Registered	183422 Mar 5, 2006	183422 Jan 27, 2009	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Egypt	KK (and design)	Registered	183432 Mar 5, 2006	183432 Dec 23, 2008	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Egypt	KK (and design)	Registered	180381 Nov 20, 2005	180381 Oct 7, 2008	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Egypt	KK (and design)	Registered	180380 Nov 20, 2005	180380 Oct 7, 2008	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Egypt	KRISPY KREME	Registered	180382 Nov 20, 2005	180382 Jul 24, 2008	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Egypt	KRISPY KREME	Pending	180383 Nov 20, 2005		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Egypt	KRISPY KREME	Registered	183441 Mar 5, 2006	183441 Aug 3, 2008	HDN Development Corporation	25	Clothing, footwear, headgear, sweatshirts, t-shirts, and caps.
Egypt	KRISPY KREME (stylized)	Registered	183446 Mar 5, 2006	183446 Dec 23, 2008	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Egypt	KRISPY KREME (stylized)	Registered	183447 Mar 5, 2006	183447 Apr 14, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Egypt	KRISPY KREME (stylized)	Registered	180376 Nov 20, 2005	180376 May 13, 2009	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Egypt	KRISPY KREME (stylized)	Registered	180377 Nov 20, 2005	180377 May 4, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Egypt	KRISPY KREME DOUGHNUTS (and design)	Registered	180379 Nov 20, 2005	180379 Mar 18, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Egypt	KRISPY KREME DOUGHNUTS (and design)	Published	183454 Mar 5, 2006		HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Egypt	KRISPY KREME DOUGHNUTS (and design)	Pending	180378 Nov 20, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Egypt	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Pending	191090 Aug 20, 2006		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Egypt	ORIGINAL GLAZED	Registered	183456 Mar 5, 2006	183456 Aug 3, 2008	HDN Development Corporation	30 Doughnuts.
European Union	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	006179931 Aug 8, 2007	006179931 Jun 13, 2008	HDN Development Corporation	21 Housewares and glass, namely mugs and coffee cups.
European Union	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	002475101 Nov 23, 2001	002475101 Aug 18, 2004	HDN Development Corporation	25 Clothing, footwear, headgear, t-shirts, sweatshirts and caps. 30 Doughnuts. 42 Doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
European Union	KRISPY KREME DOUGHNUTS (and design)	Registered	006179808 Aug 8, 2007	006179808 May 28, 2008	HDN Development Corporation	21 Housewares and glass, namely, mugs and coffee cups.
European Union	KRISPY KREME DOUGHNUTS (and design)	Registered	001298785 Sep 6, 1999	001298785 Nov 23, 2007	HDN Development Corporation	25 Clothing, t-shirts, sweatshirts, scarves. 30 Doughnuts, pies, cakes, buns, bagels, coffee. 42 Restaurant services, specialized in the provision of doughnut, pies, cakes, buns, bagels.
France	KRISPY KREME	Registered	13080898 Feb 6, 2001	13080898 May 3, 2002	HDN Development Corporation	43 Management in matters of restaurant business, stores and shops that prepare and provide cakes, pies, doughnuts and other bakery and pastry products consumed on the spot.
France	KRISPY KREME	Registered	93489817 Oct 22, 1993	93489817 Oct 15, 1995	HDN Development Corporation	30 Cakes, pies, doughnuts, and pastries of all types.
Germany	KRISPY KREME (and design)	Registered	301093563 Feb 13, 2001	30109356 Jul 5, 2001	HDN Development Corporation	30 Doughnuts, pies, cakes, and pastries; all aforementioned goods not in frozen or deep-frozen form.
Germany	KRISPY KREME DOUGHNUTS (and design)	Registered	395157684 Apr 11, 1995	39515768 Jan 24, 1996	HDN Development Corporation	30 Doughnuts, pies, cakes, and pastries: all aforementioned goods not in frozen or deep-frozen form.
Guatemala	CRISPY CREAM	Published	04004627 Jun 22, 2004		Erick Estuardo Acosta Garcia	30

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Guatemala	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	2010008816 Nov 24, 2010		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Guatemala	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	2010008817 Nov 24, 2010		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Guatemala	KK (and design)	Pending	2010008822 Nov 24, 2010		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Guatemala	KK (and design)	Pending	2010008823 Nov 24, 2010		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Guatemala	KRISPY KREME	Registered	2010008825 Nov 24, 2010	178772 Oct 21, 2011	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Guatemala	KRISPY KREME	Registered	2010008826 Nov 24, 2010	178774 Oct 21, 2011	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Honduras	KRISPY KREME DOUGHNUTS (and design)	Published	231332012 Jul 3, 2012		HDN Development Corporation	30
Honduras	KRISPY KREME DOUGHNUTS (and design)	Published	231342012 Jul 3, 2012		HDN Development Corporation	43
Hong Kong	DOUGHNUT THEATER	Registered	300601253 Mar 17, 2006	300601253 Sep 13, 2006		43 Services for providing food and drink; temporary accommodation; restaurant services featuring designated areas for viewing the doughnut-making process.
Hong Kong	HOT DOUGHNUTS NOW (and design)	Registered	300027828 Jun 3, 2003	300027828 Oct 29, 2004	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee.
Hong Kong	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	300600722 Mar 16, 2006	300600722 Sep 20, 2006		21 Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes; mugs and coffee cups; miniature buildings, structures, figurines of ceramic, china, crystal, terra cotta. 25 Clothing; footwear; headgear; underwear.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Hong Kong	KRISPY KREME	Registered	300600650 Mar 16, 2006	300600650 Oct 17, 2006		07 Machine and machine tools; motors and engines (except for land vehicles); machine coupling and transmission components (except for land vehicles); equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors. 11 Apparatus for heating, steam generating, cooking, refrigerating, drying, commercial doughnut fryers. 21 Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes; mugs and coffee cups; miniature buildings, structures, figurines of ceramic, china, crystal, terra cotta. 25 Clothing; footwear; headgear; underwear. 28 Games and playthings; gymnastic and sporting articles not included in other classes; toy vehicles.
Hong Kong	KRISPY KREME (stylized)	Registered	300600669 Mar 16, 2006	300600669 Oct 17, 2006		07 Machine and machine tools; motors and engines (except for land vehicles); machine coupling and transmission components (except for land vehicles); equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors. 11 Apparatus for heating, steam generating, cooking, refrigerating, drying, commercial doughnut fryers. 21 Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes; mugs and coffee cups; miniature buildings, structures, figurines of ceramic, china, crystal, terra cotta. 25 Clothing; footwear; headgear; underwear. 28 Games and playthings; gymnastic and sporting articles not included in other classes; toy vehicles.
Hong Kong	KRISPY KREME (stylized)	Registered	138162001 Aug 23, 2001	2003B14759A A Dec 4, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all included in Class 30. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; all included in Class 42.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
India	KK (and design)	Registered	1425035 Feb 27, 2006	1425035 Sep 15, 2011	HDN Development Corporation	25	Clothing, footwear, headgear, sweatshirts, t-shirts, and caps.
India	KK (and design)	Opposed	1425037 Feb 27, 2006		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
India	KRISPY KREME	Registered	1425021 Feb 27, 2006	754899 Sep 23, 2008	HDN Development Corporation	25	Clothing, footwear, headgear, sweatshirts, t-shirts, and caps.
India	KRISPY KREME	Published	1425024 Feb 27, 2006		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors
India	KRISPY KREME	Registered	1425025 Feb 27, 2006	14205025 Mar 31, 2009	HDN Development Corporation	42	Restaurant services; restaurant services featuring designated areas for viewing the doughnut-making process and specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, beverages; doughnut shop services; cafe services; providing of food and drink
India	KRISPY KREME (stylized)	Pending	Dec 7, 2012		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
India	KRISPY KREME (stylized)	Registered	1425028 Feb 27, 2006	753888 Sep 20, 2008	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; household of kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brushmaking materials; articles for cleaning purposes; steelvvool; unworked or semi-worked glass (except glass used in building) glassware and earhenware not included in other classes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
India	KRISPY KREME (stylized)	Registered	1425029 Feb 27, 2006	754900 Sep 23, 2008	HDN Development Corporation	25	Clothing, footwear, headgear, sweatshirts, t-shirts, and caps.
India	KRISPY KREME (stylized)	Registered	1425033 Feb 27, 2006	1425033 Feb 27, 2006	HDN Development Corporation	42	Restaurant services; restaurant services featuring designated areas for viewing the doughnut-making process and specializing in the provision of doughnuts pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, beverages; doughnut shop services; café services; providing of food and drink.
India	KRISPY KREME DOUGHNUTS & Design	Registered	1425052 Feb 27, 2006	754901 Sep 23, 2008	HDN Development Corporation	25	Clothing, footwear, headgear, sweatshirts, t-shirts, and caps
India	KRISPY KREME DOUGHNUTS & Design in Kannada	Pending	2434789 Nov 29, 2012		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
India	KRISPY KREME DOUGHNUTS & Design in Kannada	Pending	2434790 Nov 29, 2012		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
India	KRISPY KREME DOUGHNUTS (and design)	Registered	1425054 Feb 27, 2006	1425054 Feb 27, 2006	HDN Development Corporation	42 Restaurant services; restaurant services featuring designated areas for viewing the doughnut-making process and specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, beverages; doughnut shop services; café services; providing of food and drink.
India	KRISPY KREME DOUGHNUTS (and design)	Registered	1425051 Feb 27, 2006	1425051 Mar 31, 2009	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware and earthenware not included in other classes.
India	KRISPY KREME DOUGHNUTS (and design)	Pending	Dec 7, 2012		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
India	ORIGINAL GLAZED	Registered	1425064 Feb 27, 2006	1425064 Feb 27, 2006		30 Doughnuts
Indonesia	DOUGHNUT THEATER	Registered	J0020060070 46 Mar 7, 2006	IDM00014026 1 Oct 11, 2007	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process; all service goods in Class 43.
Indonesia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	D0020060070 56 Mar 7, 2006	IDM00014015 3 Oct 10, 2007	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; all goods in Class 21.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Indonesia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	D002006007023 Mar 7, 2006	IDM000140249 Oct 11, 2007	HDN Development Corporation	25	Clothing; footwear; headgear; sweatshirts, t-shirts, and caps; all goods in Class 25.
Indonesia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	D002005021298 Oct 4, 2005	IDM000225087 Oct 27, 2009	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all goods in Class 30.
Indonesia	KRISPY KREME	Registered	Apr 24, 2001	513974 Aug 9, 2002	HDN Development Corporation	43	Services rendered in providing foods and drinks, restaurants, cafes, cafeterias, catering of foods, temporary accommodations, hotels, inns, medical treatments, medical clinics, private health and beauty, renting accommodations, accommodation bureau, renting removable buildings, renting clothings, renting computers and electronic goods, renting access time to computer data base, renting vending machines, consultant services in the fields of computer hardware and electronic goods, maintenance of computers and electronic goods, designing computers and electronic goods, industrial designs, offset printing.
Indonesia	KRISPY KREME	Registered	D002005021293 Oct 4, 2005	IDM000224660 Oct 26, 2009	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all goods in Class 30.
Indonesia	KRISPY KREME	Registered	D002006007039 Mar 7, 2006	IDM000140256 Oct 11, 2007	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all goods in Class 25.
Indonesia	KRISPY KREME	Registered	J002005021306 Oct 4, 2005	IDM000221370 Oct 9, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Indonesia	KRISPY KREME (stylized)	Registered	D0020060070 63 Mar 7, 2006	IDM00014015 8 Oct 10, 2007	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; all goods in Class 21.
Indonesia	KRISPY KREME (stylized)	Registered	D0020060070 34 Mar 7, 2006	IDM00014025 4 Oct 11, 2007	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all goods in Class 25.
Indonesia	KRISPY KREME (stylized)	Registered	D0020050213 07 Oct 4, 2005	IDM00022508 8 Oct 27, 2009	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all goods in Class 30.
Indonesia	KRISPY KREME (stylized)	Registered	J0020050213 08 Oct 4, 2005	IDM00022235 4 Oct 12, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Indonesia	KRISPY KREME DOUGHNUTS (and design)	Registered	D0020060070 66 Mar 7, 2006	IDM00014015 9 Oct 10, 2007	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; all goods in Class 21.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Indonesia	KRISPY KREME DOUGHNUTS (and design)	Registered	D0020060070 50 Mar 7, 2006	IDM00014026 2 Oct 11, 2007	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all goods in Class 25.
Indonesia	KRISPY KREME DOUGHNUTS (and design)	Registered	D0020050213 10 Oct 4, 2005	IDM00022466 1 Jan 16, 2008	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all goods in Class 30.
Indonesia	KRISPY KREME DOUGHNUTS (and design)	Registered	J0020050212 96 Oct 4, 2005	IDM00022235 2 Oct 12, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Indonesia	KRISPY KREME ORIGINAL GLAZED	Registered	J0020050213 00 Oct 4, 2005	IDM00022235 3 Oct 12, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Indonesia	ORIGINAL GLAZED	Registered	D0020060070 51 Mar 7, 2006	IDM00014014 9 Oct 10, 2007	HDN Development Corporation	30	Doughnuts; all goods in Class 30.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Iraq	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Published	48499 Nov 23, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Iraq	KK (and design)	Published	48500 Nov 23, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Iraq	KRISPY KREME	Published	48501 Nov 23, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Iraq	KRISPY KREME (stylized)	Pending	48497 Nov 23, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Iraq	KRISPY KREME DOUGHNUTS (and design)	Published	48498 Nov 23, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Ireland	KRISPY KREME	Registered	200100360 Feb 1, 2001	222626 Nov 1, 2002	HDN Development Corporation	35 Retail services specialising in the provision of doughnuts, pies, cakes, and pastries of all types. 42 Restaurant services specialising in the provision of doughnuts, pies, cakes, and pastries of all types.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Ireland	KRISPY KREME	Registered	492293 Oct 14, 1993	158578 Oct 14, 1993	HDN Development Corporation	30 Doughnuts, pies, cakes, and pastries of all types.
Israel	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	243648 Jan 11, 2012		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Israel	KK (and design)	Pending	243645 Jan 11, 2012		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Israel	KRISPY KREME	Pending	243647 Jan 11, 2012		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Israel	KRISPY KREME	Registered	89311 Oct 18, 1993	89311 Oct 18, 1993	HDN Development Corporation	30 Doughnuts, pies, cakes and pastries.
Israel	KRISPY KREME (and design)	Registered	146308 Feb 1, 2001	146308 Dec 4, 2001	HDN Development Corporation	30 Doughnuts, pies, cakes, and pastries.
Israel	KRISPY KREME (stylized)	Pending	243644 Jan 11, 2012		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Israel	KRISPY KREME DOUGHNUTS (and design)	Pending	243646 Jan 11, 2012		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Italy	KRISPY KREME	Registered	RM93C00340 0 Oct 20, 1993	662474 Nov 9, 1995	HDN Development Corporation	30 All class 30 goods.
Jamaica	DOUGHNUT THEATER	Registered	44479 Oct 23, 2003	44479 Jan 11, 2005	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.
Jamaica	HOT DOUGHNUTS NOW (and design)	Registered	44480 Oct 23, 2003	44480 Feb 8, 2005	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Jamaica	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	44484 Oct 23, 2003	44484 Oct 23, 2003	HDN Development Corporation	21 Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Jamaica	KAFFE KREME	Registered	44482 Oct 23, 2003	44482 Feb 8, 2005	HDN Development Corporation	29 Milk. 30 Coffee; iced milk; flavoring syrup; and coffee-based beverages.
Jamaica	KING OF AMERICA'S DOUGHNUTS	Registered	44477 Oct 23, 2003	44477 Jan 6, 2005	HDN Development Corporation	30 Doughnuts.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Jamaica	KRISPY KREME	Registered	44488 Oct 23, 2003	44488 Feb 10, 2005	HDN Development Corporation	07	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages
						11	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages
						21	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers;

Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages 25 Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages 28 Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening;

Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages
						30	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages
						43	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors; Commercial doughnut fryers; Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups; Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; Toy vehicles; Shortening; Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Jamaica	KRISPY KREME (and design)	Registered	44483 Oct 23, 2003	44483 Feb 25, 2005	HDN Development Corporation	21 Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Jamaica	KRISPY KREME (stylized)	Registered	44487 Oct 23, 2003	44487 Feb 10, 2005	HDN Development Corporation	07 Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors. 11 Commercial doughnut fryers. 21 Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 28 Toy vehicles. 29 Shortening. 30 Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Jamaica	KRISPY KREME DOUGHNUTS (and design)	Registered	44485 Oct 23, 2003	44485 Feb 10, 2005	HDN Development Corporation	21 Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Jamaica	KRISPY SKREMES	Registered	44473 Oct 23, 2003	44473 Feb 17, 2005	HDN Development Corporation	30 Miniature doughnuts
Jamaica	ORIGINAL GLAZED	Registered	44478 Oct 23, 2003	44478 Jun 15, 2005	HDN Development Corporation	30 Doughnuts
Jamaica	ORIGINAL KREME	Registered	44481 Oct 23, 2003	44481 Mar 2, 2005	HDN Development Corporation	29 Milk; 30 Coffee; iced milk; flavoring syrup; and milk-based beverages
Japan	DOUGHNUT THEATER	Registered	2003320 Jan 7, 2003	4705289 Aug 29, 2003	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process in restaurants; other restaurant services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Japan	FRAME DESIGN	Registered	2009081560 Oct 28, 2009	5324474 May 21, 2010	HDN Development Corporation	25 Clothing; garters, stocking suspenders, suspenders, bands, belts; footwear; masquerade costumes; special sports clothing, special sports shoes. 30 Tea; coffee and cocoa; doughnuts, confectionery and bread; processed grains; dumplings stuffed with minced pork (Gyoza), sandwiches, shaomai (steamed meat dumplings), "sushi", takoyaki (octopus dumplings), steamed meat buns, hamburgers, pizzas, box lunches, hot dogs, meat pies, ravioli; instant confectionery mix. 43 Providing food and drinks.
Japan	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	200267827 Aug 9, 2002	4761064 Apr 2, 2004	HDN Development Corporation	21 Mugs; coffee cups; other table wares (not of precious metal). 25 Sweatshirts; t-shirts; caps; other clothing.
Japan	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	2001100213 Nov 8, 2001	4820593 Nov 26, 2004	HDN Development Corporation	30 Doughnuts; buns; other confectioneries, bread and buns; doughnut mixes; other instant cakes and dessert mixes. 42 Serving coffee, cocoa, doughnuts, other confectionery/bread/buns, soft drinks and fruit juice; other serving food and drink.
Japan	KAFFE KREME	Registered	200267828 Aug 9, 2002	4701271 Aug 15, 2003	HDN Development Corporation	30 Coffee with cream.
Japan	KK (and design)	Registered	200178584 Aug 30, 2001	4605547 Sep 20, 2002	HDN Development Corporation	30 Coffee (including coffee, artificial coffee, coffee beverages with milk); cocoa (including cocoa, chocolate-based beverages); coffee beans; tea (including Oolong tea, black tea, green tea, salty drinks of powdered kelp, parched barley tea); confectionery; bread and buns; instant cakes and dessert mixes. 42 Serving coffee, cocoa, confectionery, bread and buns, soft drinks, fruit juice; Other serving food and drink.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Japan	KK (and design)	Registered	200267830 Aug 9, 2002	4684712 Jun 20, 2003	HDN Development Corporation	21 Mugs; coffee cups; other tableware. 25 Sweatshirts; t-shirts; caps; other clothing.
Japan	KRISPY CRULLERS	Registered	200267831 Aug 9, 2002	4659630 Apr 4, 2003	HDN Development Corporation	30 Doughnuts.
Japan	KRISPY DIPPERS	Registered	200267832 Aug 9, 2002	4659631 Apr 4, 2003	HDN Development Corporation	30 Bakery goods and pastries; other confectionery, bread and buns.
Japan	KRISPY KNIBBLES	Registered	200267834 Aug 9, 2002	4659632 Apr 4, 2003	HDN Development Corporation	30 Doughnuts; other confectionery.
Japan	KRISPY KREME	Registered	1067821993 Oct 21, 1993	3251560 Jan 31, 1997	HDN Development Corporation	30 Doughnuts, pies, bread and buns.
Japan	KRISPY KREME	Registered	200178581 Aug 30, 2001	4675844 May 23, 2003	HDN Development Corporation	30 Coffee (including coffee, artificial coffee, coffee beverages with milk); cocoa (including cocoa, chocolate-based beverages); coffee beans; tea (including Oolong tea, black tea, green tea, salty drinks of powdered kelp, parched barley tea); confectionery; bread and buns; instant cakes and dessert mixes. 42 Serving coffee, cocoa, confectionery, bread and buns, soft drinks, fruit juice; Other serving food and drink.
Japan	KRISPY KREME	Registered	200267835 Aug 9, 2002	4717404 Oct 10, 2003	HDN Development Corporation	07 Industrial equipment for the manufacture of doughnuts, buns, cakes and pies; industrial doughnut fryers. 21 Mugs; coffee cups; other tableware (not of precious metal). 25 Sweatshirts; t-shirts; caps; other clothing. 28 Toy vehicles; other toys. 29 Shortening. 30 Glaze flavors which cover doughnuts (excluding essential oils).
Japan	KRISPY KREME (and design)	Registered	200267837 Aug 9, 2002	4675908 May 23, 2003	HDN Development Corporation	21 Mugs; coffee cups; other tableware (not of precious metal). 25 Sweatshirts; t-shirts; caps; other clothing. 43 Providing doughnuts, pies, cakes, buns, bagels, pastries, tea, coffee, cocoa, soft drink and fruit juice; providing other food and drink.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Jordan	KK (and design)	Registered	82778 Nov 14, 2005	82778 Sep 13, 2006	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes
Jordan	KK (and design)	Registered	101823 Nov 14, 2005	101823 Nov 14, 2005	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Jordan	KRISPY KREME	Registered	82499 Nov 14, 2005	82499 Sep 11, 2006	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes
Jordan	KRISPY KREME	Registered	82500 Nov 14, 2005	82500 Sep 11, 2006	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Jordan	KRISPY KREME	Registered	84448 Feb 26, 2006	84448 Feb 26, 2006		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps and all other goods included in this class.
Jordan	KRISPY KREME (stylized)	Registered	84492 Feb 26, 2006	84492 Feb 26, 2006		21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta and all other goods included in this class
Jordan	KRISPY KREME (stylized)	Registered	84316 Feb 26, 2006	84316 Feb 26, 2006		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps and all other goods included in this class

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Jordan	KRISPY KREME (stylized)	Registered	82818 Nov 14, 2005	82818 Sep 13, 2006	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes
Jordan	KRISPY KREME (stylized)	Registered	82819 Nov 14, 2005	82819 Sep 13, 2006	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Jordan	KRISPY KREME DOUGHNUTS & Design	Registered	86213 Feb 26, 2006	86213 Mar 7, 2007	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta and all other goods included in this class
Jordan	KRISPY KREME DOUGHNUTS & Design	Registered	86214 Feb 26, 2006	86214 Mar 7, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps and all other goods included in this class
Jordan	KRISPY KREME DOUGHNUTS & Design	Registered	82820 Nov 14, 2005	82820 Sep 13, 2006	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Jordan	KRISPY KREME DOUGHNUTS & Design	Registered	82821 Nov 14, 2005	82821 Nov 14, 2005	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Jordan	KRISPY KREME DOUGHNUTS & Design (Arabic)	Registered	87447 Aug 13, 2006	87447 May 10, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps
Jordan	KRISPY KREME DOUGHNUTS & Design (Arabic)	Registered	87448 Aug 13, 2006	87448 May 10, 2007		42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Jordan	ORIGINAL GLAZED	Registered	88218 Feb 26, 2006	88218 May 6, 2008		30	Doughnuts.
Kuwait	DOUGHNUT THEATER	Registered	77134 May 13, 2006	65806 Jun 16, 2007		42	Restaurant services featuring designated areas for viewing the doughnut-making process
Kuwait	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	81154 Nov 27, 2006	71819 Jun 22, 2008	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Kuwait	KK (and design)	Registered	59216 Apr 27, 2003	51751 Mar 1, 2005	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Kuwait	KK (and design)	Registered	59215 Apr 27, 2003	53549 Apr 9, 2005	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Kuwait	KRISPY KREME	Registered	59211 Apr 27, 2003	53031 Mar 28, 2005	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes
Kuwait	KRISPY KREME	Registered	59212 Apr 27, 2003	53030 Mar 28, 2005	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services
Kuwait	KRISPY KREME	Registered	77141 May 13, 2006	65807 Jun 16, 2007		21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.
Kuwait	KRISPY KREME	Registered	77142 May 13, 2006	66572 Aug 22, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps
Kuwait	KRISPY KREME (stylized)	Registered	81155 Nov 27, 2006	71820 Jun 22, 2008	HDN Development Corporation	21	Housewares and glass, namely, mugs and coffee cups
Kuwait	KRISPY KREME (stylized)	Registered	81156 Nov 27, 2006	71821 Jun 22, 2008	HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Kuwait	KRISPY KREME (stylized)	Registered	77145 May 13, 2006	66573 Aug 22, 2007	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
Kuwait	KRISPY KREME (stylized)	Registered	77146 May 13, 2006	65808 Jun 16, 2007	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services
Kuwait	KRISPY KREME DOUGHNUTS (and design)	Registered	81157 Nov 27, 2006	71822 Jun 22, 2008	HDN Development Corporation	21 Housewares and glass, namely, mugs and coffee cups.
Kuwait	KRISPY KREME DOUGHNUTS (and design)	Registered	77147 May 13, 2006	65809 Jun 16, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps
Kuwait	KRISPY KREME DOUGHNUTS (and design)	Registered	59214 Apr 27, 2003	51752 Mar 1, 2005	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Kuwait	KRISPY KREME DOUGHNUTS (and design)	Registered	59213 Apr 27, 2003	53029 Mar 28, 2005	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Kuwait	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	81150 Nov 27, 2006	71877 Jun 22, 2008	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Kuwait	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	81151 Nov 27, 2006	71878 Jun 22, 2008	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Kuwait	ORIGINAL GLAZED	Registered	77148 May 13, 2006	66574 Aug 22, 2007		30 Doughnuts
Lebanon	AMERICA'S FAVORITE	Registered	958 Feb 28, 2006	105651 Mar 8, 2006		30 Doughnuts.
Lebanon	DOUGHNUT THEATER	Registered	959 Feb 28, 2006	105650 Mar 8, 2006		43 Restaurant service featuring designated areas for viewing the doughnut-making process.
Lebanon	FRESH. HOT. NOW.	Registered	960 Feb 28, 2006	105649 Mar 8, 2006		21 Mugs and coffee cups. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 30 Coffee. 43 Restaurant and cafe services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Lebanon	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	962 Feb 28, 2006	105657 Mar 8, 2006		21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Lebanon	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	92229 Nov 14, 2002	92229 Nov 14, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Lebanon	KAFFE KREME	Registered	964 Feb 28, 2006	105696 Mar 10, 2006		30 Coffee; iced milk; flavoring syrup; and coffee-based beverages.
Lebanon	KING OF AMERICA'S DOUGHNUTS	Registered	965 Feb 28, 2006	105655 Mar 8, 2006		30 Doughnuts.
Lebanon	KK (and design)	Registered	967 Feb 28, 2006	105656 Mar 8, 2006		21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 29 Shortening.
Lebanon	KK (and design)	Registered	92230 Nov 14, 2002	92230 Nov 14, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Lebanon	KRISPY CRULLERS	Registered	966 Mar 9, 2006	105667 Mar 9, 2006		30 Doughnuts.
Lebanon	KRISPY DIPPERS	Registered	956 Feb 28, 2006	105691 Mar 10, 2006		30 Doughnuts and doughnut holes.
Lebanon	KRISPY JUNIORS	Registered	957 Feb 28, 2006	105652 Mar 8, 2006		30 Miniature cake doughnuts.
Lebanon	KRISPY KNIBBLES	Registered	968 Feb 28, 2006	105695 Mar 10, 2006		30 Doughnuts and doughnut holes.
Lebanon	KRISPY KREME	Registered	92232 Nov 14, 2002	92232 Nov 14, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services. 43 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Lebanon	KRISPY KREME	Registered	969 Feb 28, 2006	105666 Mar 9, 2006		07 Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors 11 Commercial doughnut fryers 21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps 28 Toy vehicles 29 Shortening
Lebanon	KRISPY KREME (and design)	Registered	955 Feb 28, 2006	105668 Mar 9, 2006		21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Lebanon	KRISPY KREME (stylized)	Registered	970 Feb 28, 2006	105658 Mar 8, 2006		07 Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers and conveyors. 11 Commercial doughnut fryers. 21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 28 Toy vehicles. 29 Shortening.
Lebanon	KRISPY KREME (stylized)	Registered	92228 Nov 14, 2002	92228 Nov 14, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Lebanon	KRISPY KREME DOUGHNUTS (and design)	Registered	954 Feb 28, 2006	105654 Mar 8, 2006		21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Lebanon	KRISPY KREME DOUGHNUTS (and design)	Registered	92231 Nov 14, 2002	92231 Nov 14, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Lebanon	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	4228 Jul 29, 2006	107691 Aug 5, 2006		25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Macao	HOT NOW KRISPY KREME ORIGINAL GLAZED (and design)	Pending	N73129(637) Feb 18, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Macao	KK (and design)	Pending	N73130(575) Feb 18, 2013		HDN Development Corporation	21	Housewares and glass, namely, mugs, and coffee cups.
Macao	KK (and design)	Pending	N73131(398) Feb 18, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
Macao	KK (and design)	Pending	N73132(570) Feb 18, 2013		HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Macao	KK (and design)	Pending	N73133(049) Feb 18, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Macao	KRISPY KREME	Pending	N73112(496) Feb 18, 2013		HDN Development Corporation	07	Equipment for the commercial manufacture of doughnuts, buns, cakes and pies, namely proofers, glazers, icers, stackers, and conveyors.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Macao	KRISPY KREME	Pending	N73113(140) Feb 18, 2013		HDN Development Corporation	11	Commercial doughnut fryers.
Macao	KRISPY KREME	Pending	N73114(948) Feb 18, 2013		HDN Development Corporation	21	Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups.
Macao	KRISPY KREME	Pending	N73115(015) Feb 18, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
Macao	KRISPY KREME	Pending	N73116(752) Feb 18, 2013		HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Macao	KRISPY KREME	Pending	N73117(407) Feb 18, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Macao	KRISPY KREME (stylized underlined)	Pending	N73122(130) Feb 18, 2013		HDN Development Corporation	21	Housewares and glass, namely, mugs, and coffee cups.
Macao	KRISPY KREME (stylized underlined)	Pending	N73123(791) Feb 18, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
Macao	KRISPY KREME (stylized underlined)	Pending	N73124(475) Feb 18, 2013		HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Macao	KRISPY KREME (stylized underlined)	Pending	N73125(201) Feb 18, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Macao	KRISPY KREME DOUGHNUTS (and bowtie design)	Pending	N73118(327) Feb 18, 2013		HDN Development Corporation	21	Housewares and glass, namely, mugs, and coffee cups.
Macao	KRISPY KREME DOUGHNUTS (and bowtie design)	Pending	N73119(114) Feb 18, 2013		HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
Macao	KRISPY KREME DOUGHNUTS (and bowtie design)	Pending	N73120(257) Feb 18, 2013		HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Macao	KRISPY KREME DOUGHNUTS (and bowtie design)	Pending	N73121(786) Feb 18, 2013		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Malaysia	DOUGHNUT THEATER	Registered	200602961 Feb 28, 2006	06002961 Mar 26, 2009	HDN Development Corporation	43	Restaurant services included in Class 43
Malaysia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	200602956 Feb 28, 2006	06002956 Apr 27, 2010		21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.
Malaysia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	200516040 Sep 26, 2005	05016040 Mar 23, 2010	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Malaysia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	200602955 Feb 28, 2006	06002955 Apr 22, 2010		25	Clothing, footwear; headgear; sweatshirts, t-shirts, and caps.
Malaysia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Accepted	200516041 Sep 26, 2005		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Malaysia	KK (and design)	Registered	200602951 Feb 28, 2006	06002951 Feb 27, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all included in Class 25.
Malaysia	KK (and design)	Registered	200516039 Sep 26, 2005	05016039 Jul 11, 2007	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; all included in Class 30.
Malaysia	KK (and design)	Registered	200516038 Sep 26, 2005	05016038 Mar 23, 2010	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Malaysia	KRISPY KREME	Registered	200516046 Sep 26, 2005	05016046 Mar 23, 2010	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Malaysia	KRISPY KREME	Accepted	200516047 Sep 26, 2005		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Malaysia	KRISPY KREME	Registered	200602942 Feb 28, 2006	06002942 Oct 31, 2007	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all included in Class 25
Malaysia	KRISPY KREME (stylized)	Registered	200602926 Feb 28, 2006	06002926 Mar 6, 2008	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; all included in Class 21.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Malaysia	KRISPY KREME (stylized)	Registered	200602927 Feb 28, 2006	06002927 Oct 31, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps; all included in Class 25
Malaysia	KRISPY KREME (stylized)	Accepted	200516045 Sep 26, 2005		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Malaysia	KRISPY KREME (stylized)	Registered	200516044 Sep 26, 2005	05016044 Mar 23, 2010	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Malaysia	KRISPY KREME BAKED CREATIONS ALWAYS BAKERY FRESH (and design) (series)	Registered	2010050492 Jun 9, 2010	2010050492 Dec 27, 2012	HDN Development Corporation	43 Restaurant services.
Malaysia	KRISPY KREME DOUGHNUTS (and design)	Registered	200602935 Feb 28, 2006	06002935 Nov 5, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps, all included in Class 25.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Malaysia	KRISPY KREME DOUGHNUTS (and design)	Registered	200602934 Feb 28, 2006	06002934 Mar 6, 2008	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; all included in Class 21
Malaysia	KRISPY KREME DOUGHNUTS (and design)	Registered	200516042 Sep 26, 2005	05016042 Mar 23, 2010	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Malaysia	KRISPY KREME DOUGHNUTS (and design)	Accepted	200516043 Sep 26, 2005		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Malaysia	ORIGINAL GLAZED	Pending	200602936 Feb 28, 2006			30	Doughnuts
Mexico	CALIENTITAS AL INSTANTE	Registered	24321 Nov 11, 2003	29083 Jan 23, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	CALIENTITAS AL INSTANTE	Registered	24323 Nov 11, 2003	29085 Jan 23, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	DISFRUTA LAS DONAS	Registered	24320 Nov 11, 2003	29082 Jan 23, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	DISFRUTA LAS DONAS	Registered	24322 Nov 11, 2003	29084 Jan 23, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Mexico	DOUGHNUT THEATER	Registered	583050 Jan 10, 2003	790501 May 7, 2003	HDN Development Corporation	43	Restaurant services featuring designated areas for viewing the doughnut-making process.
Mexico	HOT DOUGHNUTS NOW (and design)	Registered	623348 Oct 9, 2003	820813 Feb 16, 2004	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	HOT DOUGHNUTS NOW (and design)	Registered	623349 Oct 9, 2003	818506 Jan 23, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	523123 Dec 13, 2001	763031 Sep 27, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	523122 Dec 13, 2001	794103 May 30, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Mexico	KK (and design)	Registered	523119 Dec 13, 2001	825331 Mar 19, 2004	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	KK (and design)	Registered	523118 Dec 13, 2001	739044 Mar 25, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	KRISPY FROZEN	Registered	734098 Aug 16, 2005	904461 Oct 24, 2005	HDN Development Corporation	29	Milk, flavored milk, milk-based beverages.
Mexico	KRISPY KREME	Registered	523116 Dec 13, 2001	737141 Feb 28, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	KRISPY KREME	Registered	523117 Dec 13, 2001	737142 Feb 28, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	KRISPY KREME	Registered	571912 Oct 23, 2002	769217 Nov 19, 2002	HDN Development Corporation	25	Clothing, namely sweatshirts, t-shirts, and caps.
Mexico	KRISPY KREME (and design)	Registered	476961 Mar 22, 2001	711194 Aug 14, 2001	HDN Development Corporation	42	Doughnut shop services featuring doughnuts, pies, cakes, and pastries of all types.
Mexico	KRISPY KREME (and design)	Registered	187848 Jan 13, 1994	458880 Apr 29, 1994	HDN Development Corporation	30	Doughnuts, pies, cakes, and pastries of all types.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Mexico	KRISPY KREME (stylized)	Registered	817160 Nov 3, 2006	966143 Nov 30, 2006	HDN Development Corporation	21	Housewares and glass, namely, mugs and coffee cups.
Mexico	KRISPY KREME (stylized)	Registered	523124 Dec 13, 2001	739045 Mar 25, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	KRISPY KREME (stylized)	Registered	523125 Dec 13, 2001	741364 Mar 27, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Mexico	KRISPY KREME DOUGHNUTS (and design)	Registered	572748 Oct 29, 2002	779264 Feb 20, 2003	HDN Development Corporation	25	Clothing, namely sweatshirts, t-shirts, and caps.
Mexico	KRISPY KREME DOUGHNUTS (and design)	Registered	523121 Dec 13, 2001	763030 Sep 27, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Mexico	KRISPY KREME DOUGHNUTS (and design)	Registered	523120 Dec 13, 2001	773126 Dec 12, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Mexico	TEATRO DE LAS DONAS	Registered	628844 Nov 11, 2003	822399 Feb 26, 2004	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.
New Zealand	DOUGHNUT THEATER	Registered	671237 Jan 3, 2003	671237 May 12, 2003	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.
New Zealand	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	658978 Jun 14, 2002	658978 Dec 19, 2002	HDN Development Corporation	21 Miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; housewares and glass, namely, mugs, coffee cups.
New Zealand	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	658963 Jun 14, 2002	658963 Dec 19, 2002	HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
New Zealand	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	647965 Nov 1, 2001	647965 May 13, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the providing of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
New Zealand	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	647964 Nov 1, 2001	647964 May 13, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
New Zealand	KK (and design)	Registered	658965 Jun 14, 2002	658965 Dec 19, 2002	HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
New Zealand	KK (and design)	Registered	643974 Aug 21, 2001	643974 May 13, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
New Zealand	KK (and design)	Registered	643973 Aug 21, 2001	643973 May 13, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
New Zealand	KRISPY KREME	Registered	643967 Aug 21, 2001	643967 May 13, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
New Zealand	KRISPY KREME	Registered	643968 Aug 21, 2001	643968 May 13, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
New Zealand	KRISPY KREME	Registered	658968 Jun 14, 2002	658968 Dec 19, 2002	HDN Development Corporation	25	Clothing, namely sweatshirts, t-shirts, caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
New Zealand	KRISPY KREME DOUGHNUTS (and design)	Registered	658976 Jun 14, 2002	658976 Dec 19, 2002	HDN Development Corporation	25 Clothing, namely sweatshirts, t-shirts, caps.
New Zealand	KRISPY KREME DOUGHNUTS (and design)	Registered	643972 Aug 21, 2001	643972 Sep 9, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
New Zealand	KRISPY KREME DOUGHNUTS (and design)	Registered	643971 Aug 21, 2001	643971 Sep 9, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Norway	KRISPY KREME (and design)	Registered	200101538 Feb 1, 2001	212710 Jan 17, 2002	HDN Development Corporation	30 Doughnuts, breads, cakes, and pastries.
Norway	KRISPY KREME DOUGHNUTS (and design)	Registered	935338 Nov 3, 1993	175109 Jul 11, 1996	HDN Development Corporation	30 Bread, cakes, pastries.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Oman	DOUGHNUT THEATER	Registered	39166 Feb 27, 2006	39166 Nov 4, 2006	HDN Development Corporation	43	Restaurant services featuring designated areas for viewing the doughnut-making process.
Oman	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	39174 Feb 27, 2006	39174 Dec 16, 2006	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Oman	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	39173 Feb 27, 2006	39173 Dec 16, 2006	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
Oman	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	39172 Feb 27, 2006	39172 Dec 16, 2006	HDN Development Corporation	25	Clothing; footwear; headgear; sweatshirts, t-shirts, and caps.
Oman	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	39171 Feb 27, 2006	39171 Dec 16, 2006	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Oman	KK (and design)	Registered	39181 Feb 27, 2006	39181 Dec 16, 2006	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Oman	KK (and design)	Registered	39180 Feb 27, 2006	39180 Dec 16, 2006	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
Oman	KK (and design)	Registered	39178 Feb 27, 2006	39178 Dec 16, 2006	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Oman	KRISPY KREME	Registered	39189 Feb 27, 2006	39189 Dec 16, 2006	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Oman	KRISPY KREME	Registered	39192 Feb 27, 2006	39192 Dec 16, 2006	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
Oman	KRISPY KREME	Registered	39193 Feb 27, 2006	39193 Dec 16, 2006	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Oman	KRISPY KREME (stylized) Krispy Kreme	Registered	39196 Feb 27, 2006	39196 Dec 16, 2006	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Oman	KRISPY KREME (stylized)	Registered	39197 Feb 27, 2006	39197 Dec 16, 2006	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Oman	KRISPY KREME (stylized)	Registered	39200 Feb 27, 2006	39200 Dec 16, 2006	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.
Oman	KRISPY KREME (stylized)	Registered	39201 Feb 27, 2006	39201 Dec 16, 2006	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Oman	KRISPY KREME DOUGHNUTS (and design)	Registered	39209 Feb 27, 2006	39209 Dec 16, 2006	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Oman	KRISPY KREME DOUGHNUTS (and design)	Registered	39208 Feb 27, 2006	39208 Dec 16, 2006	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Panama	KRISPY KREME (stylized)	Registered	196519 Jan 5, 2011	196519 Jan 5, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Panama	KRISPY KREME (stylized)	Registered	196526 Jan 5, 2011	196526 Jan 5, 2011	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Panama	KRISPY KREME DOUGHNUTS (and design)	Registered	196521 Jan 5, 2011	196521 Jan 5, 2011	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Panama	KRISPY KREME DOUGHNUTS (and design)	Registered	196524 Jan 5, 2011	196524 Jan 5, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Peru	KRISPY KREME	Registered	206089 Mar 22, 2004	00134994 Dec 4, 2007	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Philippines	DOUGHNUT THEATER	Registered	42006002588 Mar 7, 2006	42006002588 Jul 2, 2007	HDN Development Corporation	43	Restaurant service featuring designated areas for viewing the doughnut-making process.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Philippines	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	42006002590 Mar 7, 2006	42006002590 Nov 28, 2008	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Philippines	KK (and design)	Registered	42006002587 Mar 7, 2006	42006002587 Dec 1, 2007	HDN Development Corporation	25 Sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Philippines	KRISPY KREME	Registered	42004010019 Oct 25, 2004	42004010019 Dec 31, 2006	HDN Development Corporation	30 Doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types, doughnut mixes, glaze flavors, coffee, tea, cocoa, and artificial coffee. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Philippines	KRISPY KREME	Registered	42006002601 Mar 7, 2006	42006002601 Jul 23, 2007	HDN Development Corporation	25 Sweatshirts, t-shirts, and caps.
Philippines	KRISPY KREME (stylized)	Registered	42006002598 Mar 7, 2006	42006002598 Jul 23, 2007	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Sweatshirts, t-shirts, and caps. 30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shop services.
Philippines	KRISPY KREME BAKED CREATIONS ALWAYS BAKERY FRESH (and design)	Registered	42009005311 May 29, 2009	42009005311 Dec 4, 2009	HDN Development Corporation	43 Restaurant services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Philippines	KRISPY KREME DOUGHNUTS (and design)	Registered	42006002600 Mar 7, 2006	42006002600 Jul 23, 2007	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Sweatshirts, t-shirts, and caps.
Philippines	KRISPY KREME DOUGHNUTS (and design)	Registered	42004005776 Jun 30, 2004	42004005776 Jun 11, 2007	HDN Development Corporation	30 Doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types, doughnut mixes, glaze flavors, coffee, tea, cocoa, and artificial coffee. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Philippines	KRUFFIN	Registered	42009500569 Aug 19, 2009	42009500569 Jan 1, 2010	HDN Development Corporation	30 Bakery products.
Philippines	ORIGINAL GLAZED	Registered	42006002602 Mar 7, 2006	42006002602 Apr 14, 2008	HDN Development Corporation	30 Doughnuts.
Poland	KRISPY KREME	Registered	Z239946 Aug 22, 2001	162402 Feb 9, 2005	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee, doughnuts, doughnut holes, pies, cakes, buns, sweet buns, bagels, pastries, confectionery, doughnut mixes. 43 Providing of food and drink, restaurant services, services of preparing and provision of doughnuts, pies, cakes, buns, sweet buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Puerto Rico	DOUGHNUT THEATER	Registered	61780 Jun 22, 2004	61780 Jun 22, 2004	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.
Puerto Rico	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	61786 Jun 22, 2004	61786 Jun 22, 2004	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Puerto Rico	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	61785 Jun 22, 2004	61785 Jun 22, 2004	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Puerto Rico	KK (and design)	Registered	61877 Jun 22, 2004	61877 Jun 22, 2004	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Puerto Rico	KK (and design)	Registered	61876 Jun 22, 2004	61876 Jun 22, 2004	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Puerto Rico	KK (and design)	Registered	61875 Jun 22, 2004	61875 Jun 22, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Puerto Rico	KRISPY KREME	Registered	61846 Jun 22, 2004	61846 Jun 22, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Puerto Rico	KRISPY KREME	Registered	61860 Jun 22, 2004	61860 Jun 22, 2004	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Puerto Rico	KRISPY KREME	Registered	61862 Jun 22, 2004	61862 Jun 22, 2004	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Puerto Rico	KRISPY KREME (stylized)	Registered	61849 Jun 22, 2004	61849 Jun 22, 2004	HDN Development Corporation	21	Mugs and coffee cups.
Puerto Rico	KRISPY KREME (stylized)	Registered	61850 Jun 22, 2004	61850 Jun 22, 2004	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Puerto Rico	KRISPY KREME (stylized)	Registered	61864 Jun 22, 2004	61864 Jun 22, 2004	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Puerto Rico	KRISPY KREME (stylized)	Registered	61865 Jun 22, 2004	61865 Jun 22, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Puerto Rico	KRISPY KREME DOUGHNUTS (and design)	Registered	61867 Jun 22, 2004	61867 Jun 22, 2004	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Puerto Rico	KRISPY KREME DOUGHNUTS (and design)	Registered	61866 Jun 22, 2004	61866 Jun 22, 2004	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut shops.
Puerto Rico	KRISPY KREME DOUGHNUTS (and design)	Registered	61845 Jun 22, 2004	61845 Jun 22, 2004	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Puerto Rico	KRISPY KREME DOUGHNUTS (and design)	Registered	61844 Jun 22, 2004	61844 Jun 22, 2004	HDN Development Corporation	21	Mugs and coffee cups.
Puerto Rico	ORIGINAL GLAZED	Registered	61873 Jun 22, 2004	61873 Jun 22, 2004	HDN Development Corporation	30	Doughnuts.
Qatar	DOUGHNUT THEATER	Registered	39706 May 14, 2006	39706 Nov 23, 2008	HDN Development Corporation	42	Restaurant services featuring designated areas for viewing the doughnut-making process.
Qatar	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	39712 May 14, 2006	39712 Mar 16, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Qatar	KK (and design)	Registered	28836 Dec 17, 2002	28836 Sep 23, 2007	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Qatar	KK (and design)	Registered	28835 Dec 17, 2002	28835 Aug 15, 2007	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Qatar	KRISPY KREME	Registered	28827 Dec 17, 2002	28827 Aug 15, 2007	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Qatar	KRISPY KREME	Registered	28828 Dec 17, 2002	28828 Oct 1, 2007	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Qatar	KRISPY KREME	Registered	39719 May 14, 2006	39719 Feb 5, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Qatar	KRISPY KREME (stylized)	Registered	39724 May 14, 2006	39724 Nov 23, 2008	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.
Qatar	KRISPY KREME (stylized)	Registered	39725 May 14, 2006	39725 Nov 23, 2008	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Qatar	KRISPY KREME (stylized)	Registered	28829 Dec 17, 2002	28829 Aug 15, 2007	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Qatar	KRISPY KREME (stylized)	Registered	28830 Dec 17, 2002	28830 Oct 2, 2007	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Qatar	KRISPY KREME DOUGHNUTS (and design)	Registered	39732 May 14, 2006	39732 Feb 5, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Qatar	KRISPY KREME DOUGHNUTS (and design)	Registered	39731 May 14, 2006	39731 Feb 5, 2009	HDN Development Corporation	21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.
Qatar	KRISPY KREME DOUGHNUTS (and design)	Registered	28832 Dec 17, 2002	28832 Oct 29, 2007	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class	Description
Qatar	KRISPY KREME DOUGHNUTS (and design)	Registered	28831 Dec 17, 2002	28831 Aug 15, 2007	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Qatar	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	40991 Aug 22, 2006	40991 Apr 29, 2009	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Qatar	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	40992 Aug 20, 2006	40992 Apr 29, 2009	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Qatar	ORIGINAL GLAZED	Registered	39733 May 14, 2006	39733 Feb 5, 2009	HDN Development Corporation	30	Doughnuts.
Republic of Korea	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	4120010021323 Nov 1, 2001	0097577 Feb 23, 2004	HDN Development Corporation	42	Restaurant services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Republic of Korea	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	40200400512 08 Nov 12, 2004	0632332 Sep 21, 2005	HDN Development Corporation	25	Sweatshirts, t-shirts, jackets, and jerseys.
Republic of Korea	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	40200200326 73 Jul 16, 2002	0598456 Nov 5, 2004	HDN Development Corporation	25	Leggings, sweat-absorbent stockings, sporting anorak, sun visor and caps.
Republic of Korea	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	20020032672 Jul 16, 2002	400562552 Oct 13, 2003	HDN Development Corporation	21	Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.
Republic of Korea	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	20010048163 Nov 1, 2001	400549368 May 28, 2003	HDN Development Corporation	30	Coffee, teas made from chinese matrimony vine, green tea, barley leaf teas, parched barley teas, sweet flag teas, ogapi teas, oolong teas-chinese tea, vigor teas, ginseng teas, tea leaves, black teas, cocoa, artificial coffee, doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types , doughnut mixes.
Republic of Korea	KAFFE KREME	Registered	40200200326 74 Jul 16, 2002	0574082 Feb 9, 2004	HDN Development Corporation	29 30	Milk. Coffee and flavorings used therewith.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Republic of Korea	KK (and design)	Registered	20010016406 Aug 24, 2001	410093368 Nov 18, 2003	HDN Development Corporation	42	Restaurant services.
Republic of Korea	KK (and design)	Registered	20020032677 Jul 16, 2002	400562550 Oct 13, 2003	HDN Development Corporation	25	Sweat shirts, jerseys(clothing), sun visors , caps(headwear), t shirts, anoraks for exercises, jackets, sweat absorbent stockings, caps(headwear), leggings(leg warmers).
Republic of Korea	KK (and design)	Registered	20020032676 Jul 16, 2002	400562551 Oct 13, 2003	HDN Development Corporation	21	Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.
Republic of Korea	KK (and design)	Registered	4020010037601 Aug 24, 2001	0549367 May 28, 2003	HDN Development Corporation	30	Coffee, teas made from chinese matrimony vine, green tea, barley leaf teas, parched barley teas, sweet flag teas, ogapi teas, oolong teas-chinese tea, vigor teas, ginseng teas, tea leaves, black teas, cocoa, artificial coffee, doughnuts, doughnuts holes, pies, cakes, buns, bagels, pastries of all types, doughnut mixes.
Republic of Korea	KK (in Korean characters) 케이케이	Registered	4019870018034 Sep 16, 1987	4001645500000 Dec 12, 1988	HDN Development Corporation	03	Dry cakes; Yak-kwa [Korean traditional cakes made from wheatflour, oil and honey]; sponge cake [Castella]; Cream [ice cream]; drops; sorbets [ices]; bread; sugar; honey; cakes [rice cakes].
Republic of Korea	KRISPY CRULLERS	Registered	4020020032688 Jul 16, 2002	0562010 Oct 7, 2003	HDN Development Corporation	30	Doughnuts.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Republic of Korea	KRISPY DIPPERS	Registered	40200200326 89 Jul 16, 2002	0574081 Feb 9, 2004	HDN Development Corporation	30 Doughnuts, doughnut holes, pies, cakes, and pastries.
Republic of Korea	KRISPY JUNIORS	Registered	40200400512 12 Nov 12, 2004	0637460 Nov 2, 2005	HDN Development Corporation	30 Miniature cake doughnuts.
Republic of Korea	KRISPY KNIBBLES	Registered	40200200326 91 Jul 16, 2002	0574080 Feb 9, 2004	HDN Development Corporation	30 Doughnuts and doughnut holes.
Republic of Korea	KRISPY KREME	Registered	20020032693 Jul 16, 2002	400562545 Oct 13, 2003	HDN Development Corporation	21 Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.
Republic of Korea	KRISPY KREME	Registered	40200200326 92 Jul 16, 2002	0572601 Jan 27, 2004	HDN Development Corporation	07 Confectionery making machine, bread baking machine; proofers, glazers, stackers, conveyor for confectionery, icers, commercial doughnut fryers.
Republic of Korea	KRISPY KREME	Registered	40200200326 94 Jul 16, 2002	0598459 Nov 5, 2004	HDN Development Corporation	25 Leggings, sweat-absorbent stockings, sporting anorak, sun visor and caps.
Republic of Korea	KRISPY KREME	Registered	40200200326 95 Jul 16, 2002	0562544 Oct 13, 2003	HDN Development Corporation	28 Toy sets, mascot dolls, tricycles for children, plastic toys, scooters(toys), model vehicles for children, rubber toys, infant walkers, metallic toys.
Republic of Korea	KRISPY KREME	Registered	40200200326 96 Jul 16, 2002	0572600 Jan 27, 2004	HDN Development Corporation	29 Shortening. 30 Glaze flavors.
Republic of Korea	KRISPY KREME	Registered	40200400512 11 Nov 12, 2004	0632335 Sep 21, 2005	HDN Development Corporation	25 Sweatshirts, t-shirts, jackets, and jerseys.
Republic of Korea	KRISPY KREME	Registered	4020079188 Feb 15, 2007	0731033 Dec 12, 2007	HDN Development Corporation	30 Coffee, Chinese matrimony vine tea, fruit tea, tea leaves, tea, ginseng tea, stamina enhancing tea, oolong tee [Chinese tea], acanthopanax tea, ice-tea, sweet flag tea, salvia tea, infusions not medicinal, barley tea, barley leaves tea, lime tea, tea substitutes, green teas, black teas; cocoa; artificial coffee; doughnuts; doughnut holes; pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Republic of Korea	KRISPY KREME	Registered	4120074816 Feb 15, 2007	410161696 Feb 21, 2008	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Republic of Korea	KRISPY KREME (and design)	Registered	40200200326 83 Jul 16, 2002	0562547 Oct 13, 2003	HDN Development Corporation	21	Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.
Republic of Korea	KRISPY KREME (and design)	Registered	40200200326 84 Jul 16, 2002	0598457 Nov 5, 2004	HDN Development Corporation	25	Leggings, sweat-absorbent stockings, sporting anorak, sun visor and caps.
Republic of Korea	KRISPY KREME (and design)	Registered	40200400512 09 Nov 12, 2004	0632333 Sep 21, 2005	HDN Development Corporation	25	Sweatshirts, t-shirts, jackets, and jerseys.
Republic of Korea	KRISPY KREME (and design)	Registered	41200100014 52 Feb 1, 2001	0091575 Oct 7, 2003	HDN Development Corporation	42	Doughnut shop services featuring doughnuts, doughnut holes, pie, cake, pastry, biscuit, ice cream, cookie, chocolate and muffin.
Republic of Korea	KRISPY KREME (stylized)	Registered	20020032679 Jul 16, 2002	400562549 Oct 13, 2003	HDN Development Corporation	21	Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Republic of Korea	KRISPY KREME (stylized)	Registered	4020020032678 Jul 16, 2002	0572603 Jan 27, 2004	HDN Development Corporation	07	Confectionery making machine, bread baking machine; proofers, glazers, stackers, conveyor for confectionery; icers, commercial doughnut fryers.
Republic of Korea	KRISPY KREME (stylized)	Registered	4020079190 Feb 15, 2007	400736979 Feb 12, 2008	HDN Development Corporation	25	Sweatshirts, t-shirts, jackets, jerseys, leggings, sweat-absorbent stockings, sporting anoraks, sun visors, and caps.
Republic of Korea	KRISPY KREME (stylized)	Registered	4020020032681 Jul 16, 2002	0562548 Oct 13, 2003	HDN Development Corporation	28	Plastic toys, metallic toys, rubber toys, model vehicles for children, scooters{toys}, tricycles for children, infant walkers, toy sets, mascot dolls.
Republic of Korea	KRISPY KREME (stylized)	Registered	4020020032682 Jul 16, 2002	0572602 Jan 27, 2004	HDN Development Corporation	29 30	Shortening. Glaze flavors.
Republic of Korea	KRISPY KREME (stylized)	Registered	4020010037600 Aug 24, 2001	0541641 Feb 18, 2003	HDN Development Corporation	30	Coffee, teas made from chinese matrimony vine, green teas, barley leaf teas, parched barley teas, sweetflap teas, ogapi teas, oolong teas-chinese tea, vigor teas, ginseng teas, tea leaves, block teas, cocoa, artificial coffee, doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types, doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Republic of Korea	KRISPY KREME DOUGHNUTS (and design)	Registered	4020020032687 Jul 16, 2002	0598458 Nov 5, 2004	HDN Development Corporation	25	Leggings, sweat-absorbent stockings, sporting anorak, sun visor and caps.
Republic of Korea	KRISPY KREME DOUGHNUTS (and design)	Registered	20020032685 Jul 16, 2002	400562546 Oct 13, 2003	HDN Development Corporation	21	Mugs – not of precious metal, wine cups– not of precious metal, fruit cups– not of precious metal , coffee cups – not of precious metal and tea cups– not of precious metal; glass cup.
Republic of Korea	KRISPY KREME DOUGHNUTS (and design)	Registered	4020010037591 Aug 24, 2001	0541640 Feb 18, 2003	HDN Development Corporation	30	Doughnuts, doughnut holes, doughnut mixes.
Republic of Korea	KRISPY SKREMES	Registered	4020020032697 Jul 16, 2002	0562011 Oct 7, 2003	HDN Development Corporation	30	Miniature doughnuts.
Russian Federation	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	2009722112 Sep 9, 2009	419328 Sep 30, 2010	HDN Development Corporation	43	Providing of food and drink; services for provision of doughnuts; restaurants , cafes , cafeterias, snack-bars, coffee bars and coffee houses specializing in the provision of confectionery, pastries, goods made of sweet dough mainly with filling, doughnuts, pies, cakes, buns, bagels, coffee, juices, cocoa and other beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Russian Federation	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	2012700779 Jan 17, 2012		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Russian Federation	KK (and design)	Registered	2009722109 Sep 9, 2009	414275 Jul 22, 2010	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Russian Federation	KK (and design)	Registered	2012700780 Jan 17, 2012	478151 Jan 11, 2013	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors.
Russian Federation	KRISPY KREME	Registered	2009722108 Sep 9, 2009	419326 Sep 30, 2010	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; confectionery; goods made of sweet dough mainly with filling; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; services for provision of doughnuts; restaurants, cafes, cafeterias, snack-bars, coffee bars and coffee houses specializing in the provision of confectionery, pastries, goods made of sweet dough mainly with filling, doughnuts, pies, cakes, buns, bagels, coffee, juices, cocoa and other beverages.
Russian Federation	KRISPY KREME (in Cyrillic) (and design)	Registered	2012700778 Jan 17, 2012	482453 Mar 14, 2013	HDN Development Corporation	30 Coffee; tea; cocoa; artificial coffee; pastry; confectionery; cakes; doughnuts; pies; doughnut holes; bagels; biscuits; cookies; doughnut mixes; glaze flavours. 43 Catering; services on ensure doughnuts; restaurants, cafe, cafeterias, snackbars, coffee bars and coffee shop, specializing in areas provision products bakery, confectionery products, products of sweet butter cookies test predominantly with filling, doughnuts, pies, barankas, bagels, biscuits, biscuit, bagels, coffee, juices, cocoa and others beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Saudi Arabia	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Published	179125 Feb 29, 2012		HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Saudi Arabia	KK (and design)	Registered	79791 Nov 6, 2002	7069 Dec 6, 2003	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Saudi Arabia	KK (and design)	Registered	79790 Nov 6, 2002	7068 Dec 9, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Saudi Arabia	KK (and design)	Registered	104736 Mar 29, 2006	91884 May 16, 2007	HDN Development Corporation	25	All of Class 25 - clothing; footwear; headgear.
Saudi Arabia	KRISPY KREME	Registered	104744 Mar 29, 2006	93612 Aug 2, 2007	HDN Development Corporation	25	Clothing; footwear; headgear.
Saudi Arabia	KRISPY KREME	Registered	79786 Nov 6, 2002	77168 Feb 16, 2005	HDN Development Corporation	30	Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces (condiments); spices; ice, doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Saudi Arabia	KRISPY KREME DOUGHNUTS (and design)	Registered	104755 Mar 29, 2006	96997 Jan 16, 2008	HDN Development Corporation	21	Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.
Saudi Arabia	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	107568 Jul 2, 2006	101011 Sep 6, 2008	HDN Development Corporation	25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Saudi Arabia	KRISPY KREME DOUGHNUTS (and design) (Arabic)	Registered	107569 Jul 2, 2006	111005 Nov 17, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Saudi Arabia	ORIGINAL GLAZED	Pending	104757 Mar 29, 2006		HDN Development Corporation	30	All of Class 30 - coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee; flour and preparations made from cereals, bread, pastry and confectionery; ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces; spices; ice
Singapore	DOUGHNUT THEATER	Registered	T0604111J Mar 7, 2006	T0604111J Mar 15, 2007		43	Providing of food and drink; restaurant and cafe services; restaurant services featuring designated areas for viewing the doughnut-making process; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; takeaway services.
Singapore	FRESH. HOT. NOW.	Registered	T0604113G Mar 7, 2006	T0604113G Aug 3, 2006		21	Mugs, not of precious metal; coffee cups; miniature buildings, structures, and figurines, all made of ceramic, earthenware, china, crystal, porcelain, or terra cotta; household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; un-worked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Singapore	FRESH. HOT. NOW.	Registered	T0604115C Mar 7, 2006	T0604115C Aug 3, 2006		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	T0604120Z Mar 7, 2006	T0604120Z Feb 16, 2007		21	Mugs, not of precious metal; coffee cups; miniature buildings, structures, and figurines, all made of ceramic, earthenware, china, crystal, porcelain, or terra cotta; household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; un-worked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.
Singapore	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	T0604122F Mar 7, 2006	T0604122F Feb 16, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	T0117730H Nov 13, 2001	T0117730H Nov 14, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Singapore	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	T0117729D Nov 13, 2001	T0117729D Mar 26, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Singapore	KK (and design)	Registered	T0604137D Mar 7, 2006	T0604137D Mar 15, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	KK (and design)	Registered	T0113471D Aug 23, 2001	T0113471D Jan 28, 2003	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages in International Class 42.
Singapore	KK (and design)	Registered	T0113470F Aug 23, 2001	T0113470F Sep 19, 2002	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes in International Class 30.
Singapore	KRISPY KREME	Registered	T0113464A Aug 23, 2001	T0113464A Apr 23, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes in International Class 30.
Singapore	KRISPY KREME	Registered	T0113465Z Aug 23, 2001	T0113465Z Oct 15, 2002	HDN Development Corporation	42	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages in International Class 42.
Singapore	KRISPY KREME	Registered	T0604149H Mar 7, 2006	T0604149H Feb 16, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	KRISPY KREME (stylized)	Registered	T0604167F Mar 7, 2006	T0604167F Feb 16, 2007		21	Mugs, not of precious metal; coffee cups; miniature buildings, structures, and figurines, all made of ceramic, earthenware, china, crystal, porcelain, or terra cotta; non-electric deep fryers; household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; un-worked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Singapore	KRISPY KREME (stylized)	Registered	T0604170F Mar 7, 2006	T0604170F Mar 15, 2007		25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	KRISPY KREME (stylized)	Registered	T0113468D Aug 23, 2001	T0113468D Apr 3, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Singapore	KRISPY KREME (stylized)	Registered	T0113469B Aug 23, 2001	T0113469B Mar 7, 2003	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages in International Class 42.
Singapore	KRISPY KREME DOUGHNUTS (and design)	Registered	T0604198F Mar 7, 2006	T0604198F Mar 15, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
Singapore	KRISPY KREME DOUGHNUTS (and design)	Registered	T0604197H Mar 7, 2006	T0604197H Feb 16, 2007	HDN Development Corporation	21 Mugs, not of precious metal; coffee cups; miniature buildings, structures, and figurines, all made of ceramic, earthenware, china, crystal, porcelain, or terra cotta; household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steel wool; un-worked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Singapore	KRISPY KREME DOUGHNUTS (and design)	Registered	T0113467F Aug 23, 2001	T0113467F Feb 6, 2003	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages in International Class 42.
Singapore	KRISPY KREME DOUGHNUTS (and design)	Registered	T0113466H Aug 23, 2001	T0113466H Apr 3, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes in International Class 30.
Singapore	ORIGINAL GLAZED	Registered	T0604199D Mar 7, 2006	T0604199D Mar 19, 2007		30 Coffee; tea, cocoa, artificial coffee; doughnuts; doughnut holes, miniature cake doughnuts; doughnut mixes; pies, cakes, buns, bagels, pastries of all types; glaze flavors, other than essential oils; confectioners' glaze; flavourings, other than essential oils; flavoured fillings for pastry; flavoring syrup, other than essential oils; coffee-based beverages; iced milk; powdered shortenings; sugar, rice, tapioca, sago, flour and preparations made from cereals, bread, pastry and confectionery, ices; honey, treacle; yeast, baking-powder; salt, mustard; vinegar, sauces (condiments); spices; ice; prepared meals and snack foods comprised of the abovementioned goods.
South Africa	DOUGHNUT THEATER	Registered	200816443 Jul 16, 2008	200816443 Nov 4, 2010	HDN Development Corporation	43 Restaurant services featuring designated areas for viewing the doughnut-making process.
South Africa	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	200816438 Jul 16, 2008	200816438 Jul 16, 2008	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
South Africa	KK (and design)	Registered	200816440 Jul 16, 2008	200816440 Jul 16, 2008	HDN Development Corporation	30 Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
South Africa	KK (and design)	Registered	200816439 Jul 16, 2008	200816439 Jul 16, 2008	HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
South Africa	KRISPY KREME	Registered	200816424 Jul 16, 2008	200816424 Jul 16, 2008	HDN Development Corporation	25 Clothing, namely, sweatshirts, t-shirts, and caps.
South Africa	KRISPY KREME	Registered	200816425 Jul 16, 2008	200816425 Jul 16, 2008	HDN Development Corporation	30 Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
South Africa	KRISPY KREME	Registered	200816426 Jul 16, 2008	200816426 Jul 16, 2008	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.
South Africa	KRISPY KREME (stylized)	Registered	200816430 Jul 16, 2008	200816430 Jul 16, 2008	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.
South Africa	KRISPY KREME (stylized)	Registered	200816429 Jul 16, 2008	200816429 Jul 16, 2008	HDN Development Corporation	30 Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
South Africa	KRISPY KREME (stylized)	Registered	200816428 Jul 16, 2008	200816428 Jul 16, 2008	HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.
South Africa	KRISPY KREME (stylized)	Registered	200816427 Jul 16, 2008	200816427 Jul 16, 2008	HDN Development Corporation	21	Housewares and glass, namely, mugs and coffee cups.
South Africa	KRISPY KREME DOUGHNUTS (and design)	Registered	200816434 Jul 16, 2008	200816434 Jul 16, 2008	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages.
South Africa	KRISPY KREME DOUGHNUTS (and design)	Registered	200816433 Jul 16, 2008	200816433 Jul 16, 2008	HDN Development Corporation	30	Glaze flavors; coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
South Africa	KRISPY KREME DOUGHNUTS (and design)	Registered	200816432 Jul 16, 2008	200816432 Jul 16, 2008	HDN Development Corporation	25	Clothing, namely, sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
South Africa	KRISPY KREME DOUGHNUTS (and design)	Registered	200816431 Jul 16, 2008	200816431 Jul 16, 2008	HDN Development Corporation	21 Housewares and glass, namely, mugs and coffee cups.
South Africa	ORIGINAL GLAZED	Registered	200816442 Jul 16, 2008	200816442 Oct 15, 2010	HDN Development Corporation	30 Doughnuts.
Spain	KRISPY KREME	Registered	2391651 Apr 4, 2001	2391651 Oct 5, 2001	HDN Development Corporation	42 Restaurant services specially featuring doughnuts, cakes, pies, and pastries of all types.
Sweden	KRISPY KREME DOUGHNUTS (and design)	Registered	9309779 Oct 19, 1993	266235 Jun 9, 1995	HDN Development Corporation	30 Doughnuts, pies, cakes, and buns.
Switzerland	HOT DOUGHNUTS NOW (and design)	Registered	084052001 Aug 27, 2001	494586 Feb 12, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Switzerland	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	105582001 Nov 2, 2001	499040 May 29, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Switzerland	KRISPY KREME DOUGHNUTS (and design)	Registered	083222001 Aug 23, 2001	492779 Dec 12, 2001	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes. 42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	DOUGHNUT THEATER	Registered	095009307 Feb 27, 2006	1263675 May 16, 2007		43 Restaurant service featuring designated areas for viewing the doughnut-making process.
Taiwan R.O.C.	HOT DOUGHNUTS NOW (and design)	Registered	90035341 Aug 24, 2001	1000173 May 16, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Taiwan R.O.C.	HOT DOUGHNUTS NOW (and design)	Registered	90035346 Aug 24, 2001	170272 Sep 16, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	095009328 Feb 27, 2006	1253794 Mar 1, 2007		21 Mugs, coffee cups and heat insulated containers for beverages; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, sweatshirts, t-shirts; boots, shoes, hosiery, leggings; hats and caps; hoods; neckties; gloves for clothing; belts for clothing. 30 Coffee, coffee beverages, tea, cocoa, cocoa beverages, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Taiwan R.O.C.	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	090044973 Nov 1, 2001	174016 Dec 1, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	KK (and design)	Registered	90035345 Aug 24, 2001	170970 Oct 1, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	KK (and design)	Registered	90035340 Aug 24, 2001	986516 Feb 16, 2002	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Taiwan R.O.C.	KK (and design)	Registered	095009325 Feb 27, 2006	1235591 Nov 1, 2006		21 Mugs, coffee cups and heat insulated containers for beverages; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, sweatshirts, t-shirts; boots, shoes, hosiery, leggings; hats and caps; hoods; neckties; gloves for clothing; belts for clothing. 29 Shortening.
Taiwan R.O.C.	KRISPY KREME	Registered	095009320 Feb 27, 2006	1241708 Dec 16, 2006		25 Clothing, sweatshirts, t-shirts; boots, shoes, hosiery, leggings; hats and caps; hoods; neckties; gloves for clothing; belts for clothing.
Taiwan R.O.C.	KRISPY KREME	Registered	90035339 Aug 24, 2001	1034394 Feb 16, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Taiwan R.O.C.	KRISPY KREME	Registered	90035344 Aug 24, 2001	171601 Oct 16, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Taiwan R.O.C.	KRISPY KREME (stylized)	Registered	095009319 Feb 27, 2006	1242839 Dec 16, 2006		21 Mugs, coffee cups and heat insulated containers for beverages; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. 25 Clothing, sweatshirts, t-shirts; boots, shoes, hosiery, leggings; hats and caps; hoods; neckties; gloves for clothing; belts for clothing.
Taiwan R.O.C.	KRISPY KREME (stylized)	Registered	90035338 Aug 24, 2001	1034393 Feb 16, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.
Taiwan R.O.C.	KRISPY KREME (stylized)	Registered	90035343 Aug 24, 2001	172421 Nov 1, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	KRISPY KREME DOUGHNUTS (and design)	Registered	90035342 Aug 24, 2001	172420 Nov 1, 2002	HDN Development Corporation	42 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages.
Taiwan R.O.C.	KRISPY KREME DOUGHNUTS (and design)	Registered	90035337 Aug 24, 2001	1032143 Feb 1, 2003	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Taiwan R.O.C.	KRISPY KREME DOUGHNUTS (and design)	Registered	095009317 Feb 27, 2006	1235590 Nov 1, 2006	HDN Development Corporation	21 25	Mugs, coffee cups and heat insulated containers for beverages; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta. Clothing, sweatshirts, t-shirts; boots, shoes, hosiery, leggings; hats and caps; hoods; neckties; gloves for clothing; belts for clothing.
Taiwan R.O.C.	ORIGINAL GLAZED	Registered	095009316 Feb 27, 2006	1241991 Dec 16, 2006		30	Doughnuts.
Thailand	DOUGHNUT THEATER	Registered	625343 May 4, 2006	Bor34409 Jul 18, 2007		43	Restaurant services.
Thailand	HOT KRISPY KREME ORIGINAL GLAZED NOW & Design	Registered	625348 May 4, 2006	Kor270105 Nov 1, 2007		21	Mugs not of precious metal; coffee cups not of precious metal; miniature buildings being of art works of ceramic, miniature buildings being of art works of earthenware, miniature buildings being of art works of china, miniature buildings being of art works of crystal, miniature buildings being of art works of porcelain, miniature buildings being of art works of terra cotta; works of arts of ceramic, earthenware, china, crystal, porcelain or terra cotta; figurines of ceramic, earthenware, china, crystal, porcelain or terra cotta
Thailand	HOT KRISPY KREME ORIGINAL GLAZED NOW & Design	Registered	625349 May 4, 2006	Kor265820 Aug 10, 2007	HDN Development Corporation	25	Upper outer garments (not being under garments or sports garments); under upper garments; pants (not being under pants or sports pants); sports upper garments; under pants; sports pants; underwear; sleepwear; dresses; suits; skirts; wristbands; scarves; shawls; ties; gloves; socks; stockings; hats/caps; headbands; sweatshirts; t-shirts
Thailand	HOT KRISPY KREME ORIGINAL GLAZED NOW & Design	Registered	608484 Oct 31, 2005	Bor34641 Aug 10, 2007	HDN Development Corporation	43	Providing of food and drink; restaurant services; providing of doughnuts (foods)

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Thailand	KK (and design)	Registered	625352 May 4, 2006	Kor251195 Nov 16, 2006		25 Upper outer garments (not being under garments or sports garments); under upper garments; pants (not being under pants or sports pants); sports upper garments; under pants; sports pants; underwear; sleepwear; dresses; suits; skirts; wristbands; scarves; shawls; ties; gloves; socks; stockings; shoes; sports shoes; hats/caps; headbands; belts; sweatshirts; t-shirts.
Thailand	KK (and design)	Registered	608486 Oct 31, 2005	Bor32739 Feb 22, 2007	HDN Development Corporation	43 Providing of food and drink; restaurant services; providing doughnuts in restaurants.
Thailand	KK (and design)	Registered	608485 Oct 31, 2005	Kor249974 Oct 25, 2006	HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
Thailand	KRISPY KREME	Registered	625357 May 4, 2006	Kor255741 Feb 9, 2007		25 Upper outer garments (not being under garments or sports garments); under upper garments; pants (not being under pants or sports pants); sports upper garments; under pants; sports pants; underwear; sleepwear; dresses; suits; skirts; wristbands; scarves; shawls; ties; gloves; socks; stockings; shoes; sports shoes; hats/caps; headbands; belts; sweatshirts; t-shirts.
Thailand	KRISPY KREME	Registered	625360 May 4, 2006	Bor34184 Jun 28, 2007	HDN Development Corporation	43 Providing of food and drink; restaurant services; providing food, beverages, and doughnuts.
Thailand	KRISPY KREME (in Thai) คริสปี้ ครีม	Published	778935 Sep 6, 2010		HDN Development Corporation	43 Providing of food and drink; restaurant services; providing doughnuts.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Thailand	KRISPY KREME (stylized)	Registered	625363 May 4, 2006	Kor270088 Nov 1, 2007		21	Mugs not of precious metal; coffee cups not of precious metal; miniature buildings being of art works of ceramic, miniature buildings being of art works of earthenware, miniature buildings being of art works of china, miniature buildings being of art works of crystal, miniature buildings being of art works of porcelain, miniature buildings being of art works of terra cotta; works of arts of ceramic, earthenware, china, crystal, porcelain or terra cotta; figurines of ceramic, earthenware, china, crystal, porcelain or terra cotta
Thailand	KRISPY KREME (stylized)	Registered	625364 May 4, 2006	Kor255742 Feb 9, 2007		25	Upper outer garments (not being under garments or sports garments); under upper garments; pants (not being under pants or sports pants); sports upper garments; under pants; sports pants; underwear; sleepwear; dresses; suits; skirts; wristbands; scarves; shawls; ties; gloves; socks; stockings; shoes; sports shoes; hats/caps; headbands; belts; sweatshirts; t-shirts.
Thailand	KRISPY KREME (stylized)	Registered	625367 May 4, 2006	Bor34183 Jun 28, 2007	HDN Development Corporation	43	Providing of food and drink; restaurant services; providing food, beverages, and doughnuts.
Thailand	KRISPY KREME DOUGHNUTS & Design	Registered	625373 May 4, 2006	Kor255743 Feb 9, 2007	HDN Development Corporation	25	Upper outer garments (not being under garments or sports garments); under upper garments; pants (not being under pants or sports pants); sports upper garments; under pants; sports pants; underwear; sleepwear; dresses; suits; skirts; wristbands; scarves; shawls; ties; gloves; socks; stockings; shoes; sports shoes; hats/caps; headbands; belts; sweatshirts; t-shirts
Thailand	KRISPY KREME DOUGHNUTS & Design	Registered	625372 May 4, 2006	Kor270087 Nov 1, 2007	HDN Development Corporation	21	Mugs not of precious metal; coffee cups not of precious metal; miniature buildings being of art works of ceramic, miniature buildings being of art works of earthenware, miniature buildings being of art works of china, miniature buildings being of art works of crystal, miniature buildings being of art works of porcelain, miniature buildings being of art works of terra cotta; works of arts of ceramic, earthenware, china, crystal, porcelain or terra cotta; figurines of ceramic, earthenware, china, crystal, porcelain or terra cotta

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class	Description
Thailand	KRISPY KREME DOUGHNUTS & Design	Registered	625375 May 4, 2006	Bor34182 Jun 28, 2007	HDN Development Corporation	43	Providing of food and drink; restaurant services; providing food, beverages, and doughnuts
Trinidad and Tobago	KK (and design)	Registered	43014 Nov 23, 2010	43014 Aug 17, 2012	HDN Development Corporation	30 42	Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes (preparations); glaze flavourings, other than essential oils. Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop cafe services.
Trinidad and Tobago	KRISPY KREME	Published	43012 Nov 23, 2010		HDN Development Corporation	30 42	Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes (preparations); glaze flavourings, other than essential oils. Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop cafe services.
Trinidad and Tobago	KRISPY KREME (stylized)	Pending	43013 Nov 23, 2010		HDN Development Corporation	30 42	Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes (preparations); glaze flavourings, other than essential oils. Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop cafe services.
Trinidad and Tobago	KRISPY KREME DOUGHNUTS (and design)	Pending	43028 Nov 25, 2010		HDN Development Corporation	30 42	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes; glaze flavors. Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Turkey	KRISPY KREME BAKED CREATIONS ALWAYS BAKERY FRESH & Design	Registered	201129663 Apr 11, 2011	201129663 Apr 11, 2011	HDN Development Corporation	43 Restaurant services.
Turkey	KRISPY KREME DOUGHNUTS (and design)	Registered	200608090 Mar 3, 2006	200608090 Mar 3, 2006	HDN Development Corporation	21 Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta; hand-operated non-electric tools for house and kitchen use; non-electric cleaning instruments; toothbrushes; goods of glass, porcelain, ceramics, plastic, synthetic and other materials for house and kitchen use; non-electric cooking and heating utensils; ironing boards; cages for pets; bottles; porcelain door knockers and handles; fly catchers; perfume burners; non-electric appliances for cosmetic purposes; nozzles for sprinkler hose; bottle openers; toothpicks; terrariums; unworked glass. 25 Clothing; footwear; headgear; sweatshirts, t-shirts, and caps; socks, special goods for babies included in this class; ties; belts. 30 Coffee, tea; cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; glaze flavors; tapioca, macaroni; breads, pastry, traditional desserts; puddings, honey, condiments for foods, yeast, flour, powdered sugar, chocolate based products, chewing gums, ice creams, salt, rice, corn flakes, crushed oats, grain for breakfast. 43 Providing food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services; temporary accommodation services; day-nurseries; boarding for animals.
Turkey	ORIGINAL GLAZED	Pending	200606726 Feb 23, 2006			30 Doughnuts; coffee, cocoa, artificial coffee, mocha (coffee), coffee substitutes, coffee and cocoa based beverages; tapioca, sago, macaroni; breads, crackers, pastry, pies, cakes, traditional desserts; puddings, honey, condiments for foods, yeast, baking powder; flour, powdered sugar, teas, confectionery, chocolates, chocolate products, chocolate or sugar coated products, chocolate based beverages; chewing gums, ice creams, ices, edible ices, salt, rice, appetizers made of grain and meal, popcorn, corn flakes, grain for breakfast.
United Arab Emirates	DOUGHNUT THEATER	Registered	80517 May 10, 2006	92040 Nov 26, 2008		43 Restaurant services featuring designated areas for viewing the doughnut-making process.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United Arab Emirates	KK (and design)	Registered	80526 May 10, 2006	81785 May 20, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
United Arab Emirates	KK (and design)	Registered	50589 Nov 30, 2002	41109 Jun 29, 2003	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Arab Emirates	KK (and design)	Registered	50588 Nov 30, 2002	41111 Jun 29, 2003	HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
United Arab Emirates	KRISPY KREME	Pending	50580 Nov 30, 2002		HDN Development Corporation	30	Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
United Arab Emirates	KRISPY KREME	Registered	50581 Nov 30, 2002	41540 Jul 29, 2003	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut restaurant services.
United Arab Emirates	KRISPY KREME	Registered	80531 May 10, 2006	81784 May 20, 2007		25	Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
United Arab Emirates	KRISPY KREME (stylized)	Registered	80536 May 10, 2006	81783 May 20, 2007		21	Mugs and coffee cups; miniature buildings, structures, and figurines of ceramic, earthenware, china, crystal, porcelain, or terra cotta.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
United Arab Emirates	KRISPY KREME (stylized)	Registered	80537 May 10, 2006	81782 May 20, 2007		25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.
United Arab Emirates	KRISPY KREME (stylized)	Pending	50582 Nov 30, 2002		HDN Development Corporation	30 Coffee, tea, cocoa, artificial coffee; doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries; doughnut mixes.
United Arab Emirates	KRISPY KREME (stylized)	Registered	50583 Nov 30, 2002	41110 Jun 29, 2003	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Arab Emirates	KRISPY KREME DOUGHNUTS & Design (Arabic)	Registered	83446 Jul 29, 2006	83180 Jul 30, 2007	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Arab Emirates	KRISPY KREME DOUGHNUTS (and design)	Registered	80545 May 10, 2006	81778 May 20, 2007	HDN Development Corporation	25 Clothing, footwear, headgear; sweatshirts, t-shirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United Kingdom	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Registered	2566862 Dec 10, 2010	2566862 Mar 11, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Kingdom	KK (and design)	Registered	2566864 Dec 10, 2010	2566864 Mar 11, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Kingdom	KRISPY KREME	Registered	2566860 Dec 10, 2010	2566860 Mar 11, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
United Kingdom	KRISPY KREME (and design)	Registered	2260339 Feb 6, 2001	2260339 Feb 6, 2001	HDN Development Corporation	42	Doughnut shop services featuring bakery and pastry products, pies, doughnuts and cakes.
United Kingdom	KRISPY KREME (and design)	Registered	1551084 Oct 20, 1993	1551084 Oct 20, 1993	HDN Development Corporation	30	Bakery and pastry products, pies, doughnuts and cakes.
United Kingdom	KRISPY KREME (stylized)	Registered	2566866 Dec 10, 2010	2566866 Mar 11, 2011	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
United Kingdom	KRISPY KREME BAKED CREATIONS ALWAYS BAKERY FRESH (and design) (series of 2)	Registered	2518137 Jun 12, 2009	2518137 Jun 12, 2009	HDN Development Corporation	43 Restaurant services.
United Kingdom	KRISPY KREME CHILLERS	Registered	2393537 Jun 3, 2005	2393537 Nov 18, 2005		29 Milk, flavoured milk, milk based beverages. 30 Coffee and espresso beverages, beverages made with a base of coffee and/or espresso, milkshakes, ice cream, sherbet, sorbet, flavoured ices and frozen confectionary; chocolate or chocolate based beverages; tea or tea based beverages. 32 Non-alcoholic beverages; flavoured and unflavoured aqueous drinks; fruit drinks and fruit juices; beverages consisting wholly or principally of fruit and/or fruit juices; beverages based on fruit and/or fruit juices.
United Kingdom	KRUFFIN	Registered	2525369 Sep 4, 2009	2525369 Feb 19, 2010	HDN Development Corporation	30 Bakery products.
United States of America	AMERICA'S FAVORITE	Registered	75538444 Aug 18, 1998	2263243 Jul 20, 1999	HDN Development Corporation	30 Doughnuts.
United States of America	ARCTIC AVALANCHE	Registered	77510947 Jun 30, 2008	3719483 Dec 1, 2009	HDN Development Corporation	30 Shakes and semi-frozen desserts, namely, soft serve ice cream substitute, sold only at company-owned and franchised outlets.
United States of America	BREWBOX	Registered	78236894 Apr 11, 2003	2821349 Mar 9, 2004	HDN Development Corporation	30 Coffee.
United States of America	CHOKKOLATE TIME	Registered	77193947 May 31, 2007	3408322 Apr 8, 2008	HDN Development Corporation	43 Restaurant services
United States of America	CHOKKOLATE TIME (and design) CHOKKOLATE TIME	Registered	77193968 May 31, 2007	3408323 Apr 8, 2008	HDN Development Corporation	43 Restaurant services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United States of America	DOUGHNUT THEATER	Registered	76429003 Jul 10, 2002	3171816 Nov 14, 2006	HDN Development Corporation	43	Restaurant services featuring designated areas for viewing the doughnut-making process.
United States of America	FRESH. HOT. NOW.	Registered	76437711 Aug 2, 2002	2832807 Apr 13, 2004	HDN Development Corporation	43	Restaurant and cafe services.
United States of America	FRESH. HOT. NOW.	Registered	76437712 Aug 2, 2002	2780560 Nov 4, 2003	HDN Development Corporation	30	Coffee.
United States of America	GREEN SPOTS DESIGN 	Registered	77947174 Mar 1, 2010	3953321 May 3, 2011	HDN Development Corporation	30	Doughnuts.
United States of America	HOT DOUGHNUTS NOW	Registered	74547712 Jul 11, 1994	1973398 May 7, 1996	HDN Development Corporation	30	Doughnuts.
United States of America	HOT DOUGHNUTS NOW	Registered	74680204 May 26, 1995	2034447 Jan 28, 1997	HDN Development Corporation	42	Doughnut shop services.
United States of America	HOT DOUGHNUTS NOW (and design) HOT now DOUGHNUTS	Registered	74059011 May 11, 1990	1719628 Sep 22, 1992	HDN Development Corporation	42	Doughnut shop services.
United States of America	HOT DOUGHNUTS NOW (and design) HOT DOUGHNUTS NOW	Registered	76379002 Mar 6, 2002	2833672 Apr 20, 2004	HDN Development Corporation	35	Doughnut shop services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
United States of America	KK (and design)	Registered	72401403 Aug 27, 1971	967682 Sep 4, 1973	HDN Development Corporation	29 Pies and pie crust mixes, shortening, and glaze flavors. 30 Pies and pie crust mixes, shortening, and glaze flavors.
United States of America	KK (and design)	Registered	72399012 Aug 2, 1971	939105 Jul 25, 1972	HDN Development Corporation	42 Restaurant services.
United States of America	KOOL KREME	Registered	77510966 Jun 30, 2008	3575605 Feb 17, 2009	HDN Development Corporation	30 Semi-frozen desserts, namely, soft serve ice cream substitute.
United States of America	KOOL KREME	Registered	77510972 Jun 30, 2008	3575606 Feb 17, 2009	HDN Development Corporation	43 Restaurant services.
United States of America	KOOL KREME (and design)	Registered	77520331 Jul 11, 2008	3702879 Oct 27, 2009	HDN Development Corporation	43 Restaurant services.
United States of America	KOOL KREME (and design)	Registered	77520327 Jul 11, 2008	3700019 Oct 20, 2009	HDN Development Corporation	30 Semi-frozen desserts, namely, soft serve ice cream substitute.
United States of America	KRISPY JUNIORS	Registered	74215273 Oct 22, 1991	1776001 Jun 8, 1993	HDN Development Corporation	30 Miniature cake doughnuts.
United States of America	KRISPY KREME	Registered	72399013 Aug 2, 1971	938245 Jul 18, 1972	HDN Development Corporation	42 Restaurant services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United States of America	KRISPY KREME (and design)	Registered	77510984 Jun 30, 2008	3699980 Oct 20, 2009	HDN Development Corporation	43	Restaurant services.
United States of America	KRISPY KREME (stylized)	Registered	71539529 Oct 30, 1947	539165 Mar 13, 1951	HDN Development Corporation	46	Doughnuts.
United States of America	KRISPY KREME (stylized)	Registered	72399014 Aug 2, 1971	939106 Jul 25, 1972	HDN Development Corporation	42	Restaurant services.
United States of America	KRISPY KREME (stylized)	Registered	72401851 Sep 2, 1971	961975 Jun 26, 1973	HDN Development Corporation	07	Equipment for the commercial manufacture of doughnuts, buns, cakes, and pies-namely, proofers, glazers, icers, stackers and conveyors.
United States of America	KRISPY KREME (stylized)	Registered	72401404 Aug 27, 1971	967683 Sep 4, 1973	HDN Development Corporation	29 30	Pies and pie crust mixes, shortening, and glaze flavors. Pies and pie crust mixes, shortening, and glaze flavors.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United States of America	KRISPY KREME KOOL KREME (and design)	Registered	77520320 Jul 11, 2008	3700018 Oct 20, 2009	HDN Development Corporation	43	Restaurant services.
United States of America	KRISPY KREME KOOL KREME (and design)	Registered	77520318 Jul 11, 2008	3752945 Feb 23, 2010	HDN Development Corporation	30	Semi-frozen desserts, namely, soft serve ice cream substitute.
United States of America	LOTTA LATTE	Registered	77115810 Feb 26, 2007	3463354 Jul 8, 2008	HDN Development Corporation	29	Semi-frozen milk-based beverages containing coffee
United States of America	MISCELLANEOUS DESIGN (w/band)	Registered	75253428 Mar 7, 1997	2181993 Aug 18, 1998	HDN Development Corporation	42	Restaurant services and carry-out restaurant services featuring doughnuts, pies, cakes, buns, pastries, coffee, cocoa, juices, and soft drinks
United States of America	MISCELLANEOUS DESIGN (w/o band)	Registered	75253793 Mar 7, 1997	2181996 Aug 18, 1998	HDN Development Corporation	42	Restaurant services and carry-out restaurant services featuring doughnuts, pies, cakes, buns, pastries, bagels, cream cheese, coffee, cocoa, juices, and soft drinks.
United States of America	MOCHA DREAM	Registered	77115814 Feb 26, 2007	3458933 Jul 1, 2008	HDN Development Corporation	29	Semi-frozen milk-based beverages containing coffee

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
United States of America	ORANGE YOU GLAD	Registered	77115805 Feb 26, 2007	3463353 Jul 8, 2008	HDN Development Corporation	32	Fruit-based semi-frozen beverages
United States of America	ORIGINAL GLAZED	Registered	75857957 Nov 24, 1999	2452758 May 22, 2001	HDN Development Corporation	30	Doughnuts.
United States of America	ORIGINAL KREME	Registered	76349699 Dec 17, 2001	2768384 Sep 23, 2003	HDN Development Corporation	30	Flavoring syrup.
United States of America	RACING DOUGHNUT DESIGN	Allowed	85569282 Mar 14, 2012		HDN Development Corporation	43	Restaurant services.
United States of America	RACING DOUGHNUT DESIGN	Pending	85978912 Mar 14, 2012		HDN Development Corporation	35 36	Promotional sponsorship of automobile racing drivers and automobile racing teams. Financial sponsorship of automobile racing drivers and automobile racing teams.
US-North Carolina	KRISPY KREME	Registered	 Mar 15, 1939	T677 Mar 15, 1939	HDN Development Corporation	30	Doughnuts and pies and honey buns.
Venezuela	KRISPY KREME	Registered	171272002 Oct 31, 2002	 Jul 30, 2004	HDN Development Corporation	07	Machine and machine tools; motors and engines (except for land vehicles); machine coupling and transmission components (except for land vehicles); agricultural implements; incubators for eggs; equipment for the manufacture of doughnuts, buns, cakes, and pies, namely proofers, glazers, icers, stackers and conveyors.
Venezuela	KRISPY KREME	Registered	171282002 Oct 31, 2002	 Jul 30, 2004	HDN Development Corporation	11	Apparatus for lighting, heating, steam generating, cooking, refrigerating, drying, ventilating, water supply and sanitary purposes; doughnut fryers.
Venezuela	KRISPY KREME	Registered	171292002 Oct 31, 2002	 Jul 30, 2004	HDN Development Corporation	21	Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups.
Venezuela	KRISPY KREME	Registered	171302002 Oct 31, 2002	 Jul 30, 2004	HDN Development Corporation	25	Clothing; footwear; headwear; t-shirts, sweatshirts, and caps.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description	
Venezuela	KRISPY KREME	Published	171312002 Oct 31, 2002		HDN Development Corporation	30	Doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; coffee, tea, cocoa, coffee-based beverages.
Venezuela	KRISPY KREME	Registered	171322002 Oct 31, 2002	Jul 30, 2004	HDN Development Corporation	32	Mineral and aerated waters and other non-alcoholic drinks; fruit juices; syrups and other preparations for making beverages.
Venezuela	KRISPY KREME	Registered	171332002 Oct 31, 2002	171332002 Nov 17, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut store services.
Venezuela	KRISPY KREME (stylized)	Registered	171192002 Oct 31, 2002	Jul 30, 2004	HDN Development Corporation	21	Household or kitchen utensils and containers (not of precious metal or coated therewith); glass-ware, porcelain and earthenware not included in other classes; mugs and coffee cups.
Venezuela	KRISPY KREME (stylized)	Registered	171202002 Oct 31, 2002	Jul 30, 2004	HDN Development Corporation	25	Clothing; footwear; headwear; t-shirts, sweatshirts, and caps.
Venezuela	KRISPY KREME (stylized)	Published	171212002 Oct 31, 2002		HDN Development Corporation	30	Doughnuts, doughnut holes, pies, cakes, buns, bagels, pastries of all types; doughnut mixes; coffee, tea, cocoa, coffee-based beverages.
Venezuela	KRISPY KREME (stylized)	Registered	171222002 Oct 31, 2002	171222002 Nov 17, 2009	HDN Development Corporation	43	Providing of food and drink; restaurant services specializing in the provision of doughnuts, cakes, buns, bagels, pastries, coffee, juices, cocoa, and beverages; doughnut store services.

Country	Mark	Status	Serial No Filing Date	Reg. No. Reg. Date	Owner	Class/Description
Vietnam	HOT KRISPY KREME ORIGINAL GLAZED NOW (and design)	Pending	4201018954 Sep 9, 2010		HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Vietnam	KK (and design)	Registered	4201018955 Sep 9, 2010	179238 Feb 14, 2012	HDN Development Corporation	43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Vietnam	KRISPY KREME	Pending	4201018956 Sep 9, 2010		HDN Development Corporation	30 Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Vietnam	KRISPY KREME (stylized)	Pending	4201018957 Sep 9, 2010		HDN Development Corporation	30 Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.
Vietnam	KRISPY KREME DOUGHNUTS (and design)	Pending	4201018958 Sep 9, 2010		HDN Development Corporation	30 Coffee; tea; cocoa; artificial coffee; doughnuts; doughnut holes; pies; cakes; buns; bagels; pastries; doughnut mixes; glaze flavors. 43 Providing of food and drink; restaurant services specializing in the provision of doughnuts, pies, cakes, buns, bagels, pastries, coffee, juices, cocoa and beverages; doughnut shop services.

ANNEX G

DEPOSIT ACCOUNTS

Bank Name	Acct Number	Acct Name	Account Type
FIFTH THIRD BANCORP	##########	KRISPY KREME DOUGHNUTS #364	Depository
FIFTH THIRD BANCORP	##########	KRISPY KREME DOUGHNUTS CONCENTRATION	Concentration

Wells Fargo Bank	##########	KKDC LOCKBOX	Lockbox
Wells Fargo Bank	##########	KKDC GIFT CARD ACCOUNT	Gift Card - not our money
Wells Fargo Bank	##########	KKDC CONCENTRATION	Concentration
Wells Fargo Bank	##########	KKDC CREDIT CARD	Credit Card
Wells Fargo Bank	##########	NORTH TEXAS CREDIT CARD	Credit Card
Wells Fargo Bank	##########	KKDC DEPOSITORY	Depository
Wells Fargo Bank	##########	KRISPY KREME	Asia Pacific LTD
Wells Fargo Bank	##########	KKDC EDI	EDI
Wells Fargo Bank	##########	KKDC PAYROLL	Payroll
Wells Fargo Bank	##########	RELATIONSHIP SUMMARY - KKDC
Wells Fargo Bank	##########	HKD Account

BANK OF AMERICA, N.A.	##########	N. TEXAS DOUG	Depository
BANK OF AMERICA, N.A.	##########	N. TEXAS DOUG	Depository
BANK OF AMERICA, N.A.	##########	N. TEXAS DOUG	Depository
BANK OF AMERICA, N.A.	##########	N. TEXAS DOUG	Depository
BANK OF AMERICA, N.A.	##########	RELATIONSHIP SUMMARY - KKD	Concentration
BANK OF AMERICA, N.A.	##########	Krispy Kreme #21	Depository

JP Morgan Chase	##########	Demand Deposit Account	Depository

SUNTRUST	##########	KRISPY KREME DOUGHNUTS	Primary Business Checking

First Tennessee	##########	KRISPY KREME DOUGHNUTS	Concentration
First Tennessee	##########	Krispy Kreme 10	Depository
First Tennessee	##########	Krispy Kreme 4	Depository
First Tennessee	##########	Krispy Kreme 6	Depository
First Tennessee	##########	Krispy Kreme 7	Depository

First Tennessee	##########	Krispy Kreme 101	Depository
First Tennessee	##########	Krispy Kreme 110	Depository
First Tennessee	##########	Krispy Kreme 262	Depository
First Tennessee	##########	Krispy Kreme 54	Depository
First Tennessee	##########	Krispy Kreme 55	Depository
First Tennessee	##########	Krispy Kreme 52	Depository
First Tennessee	##########	Krispy Kreme 53	Depository
First Tennessee	##########	Krispy Kreme 62	Depository
First Tennessee	##########	Krispy Kreme 63	Depository
First Tennessee	##########	Krispy Kreme 64	Depository
First Tennessee	##########	Krispy Kreme 111	Depository
First Tennessee	##########	Krispy Kreme 154	Depository
First Tennessee	##########	Krispy Kreme 158	Depository
First Tennessee	##########	Krispy Kreme 3	Depository
First Tennessee	##########	Krispy Kreme 19	Depository
First Tennessee	##########	Krispy Kreme 105	Depository
First Tennessee	##########	Krispy Kreme 126	Depository
First Tennessee	##########	Krispy Kreme 136	Depository
First Tennessee	##########	Krispy Kreme 137	Depository
First Tennessee	##########	Krispy Kreme 135	Depository
First Tennessee	##########	Krispy Kreme 41	Depository
First Tennessee	##########	Krispy Kreme 51	Depository
First Tennessee	##########	Krispy Kreme 100	Depository
First Tennessee	##########	Krispy Kreme 139	Depository
First Tennessee	##########	Krispy Kreme 40	Depository
First Tennessee	##########	Krispy Kreme 58	Depository
First Tennessee	##########	Krispy Kreme 364	Depository
First Tennessee	##########	Krispy Kreme 74	Depository
First Tennessee	##########	Krispy Kreme 75	Depository
First Tennessee	##########	Krispy Kreme 76	Depository
First Tennessee	##########	Krispy Kreme 77	Depository
First Tennessee	##########	Krispy Kreme 42	Depository
First Tennessee	##########	Krispy Kreme 44	Depository
First Tennessee	##########	Krispy Kreme 45	Depository
First Tennessee	##########	Krispy Kreme 46	Depository
First Tennessee	##########	Krispy Kreme 49	Depository

First Tennessee	##########	Krispy Kreme 56	Depository
First Tennessee	##########	Krispy Kreme 143	Depository
First Tennessee	##########	Krispy Kreme 271	Depository
First Tennessee	##########	Krispy Kreme 272	Depository
First Tennessee	##########	Krispy Kreme 219	Depository
First Tennessee	##########	Krispy Kreme 36	Depository
First Tennessee	##########	Krispy Kreme 117	Depository
First Tennessee	##########	Krispy Kreme 32	Depository
First Tennessee	##########	Krispy Kreme 122	Depository
First Tennessee	##########	Krispy Kreme 23	Depository
First Tennessee	##########	Krispy Kreme 3509	Depository
First Tennessee	##########	Krispy Kreme 226	Depository
First Tennessee	##########	Krispy Kreme 95	Depository
First Tennessee	##########	Krispy Kreme 24	Depository
First Tennessee	##########	Krispy Kreme 28	Depository
First Tennessee	##########	Krispy Kreme 121	Depository
First Tennessee	##########	Krispy Kreme 124	Depository
First Tennessee	##########	Krispy Kreme 195	Depository
First Tennessee	##########	Krispy Kreme 196	Depository
First Tennessee	##########	Krispy Kreme 197	Depository
First Tennessee	##########	Krispy Kreme 90	Depository
First Tennessee	##########	Krispy Kreme 59	Depository
First Tennessee	##########	Krispy Kreme 87	Depository
First Tennessee	##########	Krispy Kreme 89	Depository
First Tennessee	##########	Krispy Kreme 245	Depository
First Tennessee	##########	Krispy Kreme 82	Depository
First Tennessee	##########	Krispy Kreme 232	Depository
First Tennessee	##########	Krispy Kreme 208	Depository
First Tennessee	##########	Krispy Kreme 361	Depository
First Tennessee	##########	Krispy Kreme 85	Depository
First Tennessee	##########	Krispy Kreme 86	Depository
First Tennessee	##########	Krispy Kreme 251	Depository
First Tennessee	##########	Krispy Kreme 252	Depository
First Tennessee	##########	Krispy Kreme 253	Depository
First Tennessee	##########	Krispy Kreme 337	Depository
First Tennessee	##########	Krispy Kreme 378	Depository

First Tennessee	##########	Krispy Kreme 346	Depository
First Tennessee	##########	Krispy Kreme 362	Depository
First Tennessee	##########	Krispy Kreme 325	Depository
First Tennessee	##########	Krispy Kreme 330	Depository
First Tennessee	##########	Krispy Kreme 237	Depository
First Tennessee	##########	Krispy Kreme 322	Depository
First Tennessee	##########	Krispy Kreme 340	Depository
First Tennessee	##########	Krispy Kreme 999	Depository
First Tennessee	##########	Krispy Kreme 152	Depository
First Tennessee	##########	Krispy Kreme 172	Depository
First Tennessee	##########	Krispy Kreme 12	Depository
First Tennessee	##########	Krispy Kreme 16	Depository
First Tennessee	##########	Krispy Kreme 132	Depository
First Tennessee	##########	Krispy Kreme 134	Depository

ANNEX H

SECURITIES ACCOUNTS

I. Securities Accounts
Intermediary	Account Number	Account Name	Account Type
Charles Schwab	####-####	Krispy Kreme Doughnut Corporation	Brokerage

II. Commodity Accounts
Intermediary	Account Number	Account Name	Account Type
R.J. O’Brien	### #####	Krispy Kreme Doughnuts [sic] Corporation	Agricultural futures
hedging account
R.J. O’Brien	### #####	Krispy Kreme Doughnuts [sic] Corporation	Fuel futures hedging
account

ANNEX I

COMMERCIAL TORT CLAIMS

None.

EXHIBIT A

GRANT OF SECURITY INTEREST
IN COPYRIGHTS

     WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the copyright applications and registrations listed on Schedule A attached hereto (all such copyrights, registrations and applications, collectively, the “Copyrights”); and

     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of July 12, 2013, in which the Pledgor has agreed with Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), with offices at 1525 W. W.T. Harris Blvd., Building 3A2, Charlotte, North Carolina 28262, to execute this Assignment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Name:

Title:

Schedule A

COPYRIGHTS AND COPYRIGHT APPLICATIONS

	Application or		Registration or
Owner	Registration No.	Country	Filing Date

EXHIBIT B

GRANT OF SECURITY INTEREST
IN PATENTS AND TRADEMARKS

     WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the trademark applications and registrations listed on Schedule A attached hereto, (all such trademarks, registrations and applications, collectively, the “Trademarks”) and is the owner of the patents and patent applications listed on Schedule A attached hereto (all such patents, registrations and applications, collectively, the “Patents”); and

     WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of July 12, 2013, in which the Pledgor has agreed with Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), with offices at 1525 W. W.T. Harris Blvd., Building 3A2, Charlotte, North Carolina 28262, to execute this Grant;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Administrative Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks. This Grant has been given in conjunction with the security interest granted to the Administrative Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

[NAME OF PLEDGOR]

By:

Name:

Title:

Schedule A

TRADEMARKS AND TRADEMARK APPLICATIONS

		Application or		Issue or
Owner	Mark	Registration No.	Country	Filing Date

PATENTS AND PATENT APPLICATIONS

	Application or			Issue or
Owner	Registration No.	Country	Inventor	Filing Date

EXHIBIT C

FORM OF
PLEDGOR ACCESSION

     THIS PLEDGOR ACCESSION (this “Accession”), dated as of _____________, ____, is executed and delivered by [NAME OF NEW PLEDGOR], a ______________ corporation (the “New Pledgor”), in favor of Wells Fargo Bank, National Association, in its capacity as Administrative Agent under the Credit Agreement referred to hereinbelow (in such capacity, the “Administrative Agent”), pursuant to the Security Agreement referred to hereinbelow.

     Reference is made to the Credit Agreement, dated as of July 12, 2013, among Krispy Kreme Doughnut Corporation (the “Borrower”), Krispy Kreme Doughnuts, Inc. (the “Parent”), the Lenders party thereto, and the Administrative Agent (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, (i) the Parent and certain subsidiaries of the Borrower, pursuant to a Guaranty, dated as of July [__], 2013 (as amended, modified, restated or supplemented from time to time, the “Guaranty”), have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) the Parent, the Borrower and certain of its subsidiaries, pursuant to a Pledge and Security Agreement, dated as of July 12, 2013 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), have granted in favor of the Administrative Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Guaranty and the other Credit Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

     The Borrower has agreed under the Credit Agreement to cause each of its future direct and indirect subsidiaries (other than Immaterial Subsidiaries) to become a party to the Guaranty as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder. The New Pledgor is a direct or indirect subsidiary of the Borrower and, as required by the Credit Agreement, has become a guarantor under the Guaranty as of the date hereof. The New Pledgor will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement, the New Pledgor hereby agrees as follows:

     1. The New Pledgor hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the New Pledgor hereby pledges, assigns and delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

     2. The New Pledgor hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E, F, G, H and I to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the New Pledgor as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the New Pledgor as of the date hereof, as if such representations and warranties were set forth at length herein.

     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the New Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

2

     IN WITNESS WHEREOF, the New Pledgor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW PLEDGOR]

By:

Name:

Title:

3

Schedule 1

Information to be added to Annex A of the Security Agreement:

FILING LOCATIONS

Name of Pledgor	Filing Location
Secretary of State of ____________

Information to be added to Annex B of the Security Agreement:

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

[Name of Pledgor:]

Jurisdiction of Incorporation/Organization:

Federal Tax ID no.:

Organizational ID no.:	[N/A]

Chief Executive Office Address:

Records Related to Collateral:

Locations of Equipment or Inventory:

Other places of business:

Trade/fictitious or prior corporate names (last five years):

Names used in tax filings (last five years):

4

Information to be added to [Annexes C/D/E/F/G/H/I] of the Security Agreement:

[Complete as applicable]

5

EXHIBIT D

PLEDGE AMENDMENT

     THIS PLEDGE AMENDMENT, dated as of _______________, _____, is delivered by [NAME OF PLEDGOR] (the “Pledgor”) pursuant to Section Error! Reference source not found. of the Security Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of July 12, 2013, made by the Pledgor and certain other pledgors named therein in favor of Wells Fargo Bank, National Association, as Administrative Agent (as amended, modified, restated or supplemented from time to time, the “Security Agreement,” capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on Schedule 1 to this Pledge Amendment shall be deemed to be part of the Pledged Interests within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

[NAME OF PLEDGOR]

By:

Title:

Schedule 1

PLEDGED INTERESTS

Percentage of
Outstanding
	Type of	Certificate	No. of shares	Interests
Name of Issuer	Interests	Number	(if applicable)	in Issuer